MITCHELL HUTCHINS SERIES TRUST
                               51 WEST 52ND STREET
                          NEW YORK, NEW YORK 10019-6114

                       STATEMENT OF ADDITIONAL INFORMATION

      The  following  funds  are  series  of  Mitchell   Hutchins  Series  Trust
("Trust"), a professionally managed open-end investment company.

     Money Market Portfolio                    High Grade Fixed Income Portfolio
     Strategic Fixed Income Portfolio          Strategic Income Portfolio
     Global Income Portfolio                   High Income Portfolio
     Balanced Portfolio                        Growth and Income Portfolio
     Tactical Allocation Portfolio             Growth Portfolio
     Aggressive Growth Portfolio               Small Cap Portfolio
     Global Equity Portfolio

      Global Income Portfolio and Strategic Income Portfolio are non-diversified series of the Trust. The other funds are diversified series. Each fund offers its Class H and Class I shares only to insurance company separate accounts that fund benefits under certain variable annuity contracts and variable life insurance contracts.

      Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), a wholly owned asset management subsidiary of PaineWebber Incorporated ("PaineWebber"), serves as investment adviser and administrator for each fund. Certain funds have sub-advisers. Mitchell Hutchins also serves as distributor for the funds' Class I shares.

      Portions of the funds' Annual Reports to Shareholders are incorporated by reference into this Statement of Additional Information ("SAI"). The Annual Reports accompany this SAI. You may obtain additional copies of a fund's Annual Report by calling toll-free 1-800-986-0088.

      This SAI is not a prospectus and should be read only in conjunction with funds' current Prospectus, dated May 1, 2000. A copy of the Prospectus may be obtained by calling any PaineWebber Financial Advisor or correspondent firm or by calling toll-free 1-800-986-0088. The Prospectus contains more complete information about the funds. You should read it carefully before investing.

      This SAI is dated May 1, 2000, as revised June 19, 2000.

                           TABLE OF CONTENTS                       PAGE

      The Funds and Their Investment Policies...................... 2
      The Funds' Investments, Related Risks and Limitations........10
      Strategies Using Derivative Instruments......................31
      Organization; Trustees and Officers; Principal Holders
        and Management Ownership of Securities.....................40
      Investment Advisory, Administration and Distribution
        Arrangements...............................................48
      Portfolio Transactions.......................................53
      Additional Purchase and Redemption Information...............57
      Valuation of Shares..........................................58
      Taxes........................................................59
      Dividends....................................................62
      Other Information............................................62
      Financial Statements.........................................63
      Appendix.....................................................64


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                     THE FUNDS AND THEIR INVESTMENT POLICIES

      No fund's investment objective may be changed without shareholder approval. Except where noted, the other investment policies of each fund may be changed by the board without shareholder approval. As with other mutual funds, there is no assurance that a fund will achieve its investment objective.

      MONEY MARKET PORTFOLIO'S investment objective is maximum current income consistent with liquidity and conservation of capital. The fund invests in high quality money market instruments that have, or are deemed to have, remaining maturities of 13 months or less. Money market instruments are short-term debt obligations and similar securities. These instruments include (1) U.S. and foreign government securities, (2) obligations of U.S. and foreign banks, (3) commercial paper and other short-term corporate obligations of U.S. and foreign corporations, partnerships, trusts and similar entities, (4) repurchase agreements and (5) investment company securities. Money market instruments also include longer term bonds that have variable interest rates or other special features that give them the financial characteristics of short-term debt. The fund may purchase participation interests in any of the securities in which it is permitted to invest. Participation interests are pro rata interests in securities held by others. The fund maintains a dollar-weighted average portfolio maturity of 90 days or less.

      Money Market Portfolio may invest in obligations (including certificates of deposit, bankers' acceptances, time deposits and similar obligations) of U.S. and foreign banks only if the institution has total assets at the time of purchase in excess of $1.5 billion. The fund's investments in non-negotiable time deposits of these institutions will be considered illiquid if they have maturities greater than seven days.

      Money Market Portfolio may purchase only those obligations that Mitchell Hutchins determines, pursuant to procedures adopted by the board, present minimal credit risks and are "First Tier Securities" as defined in Rule 2a-7 under the Investment Company Act of 1940, as amended ("Investment Company Act"). A First Tier Security is either (1) rated in the highest short-term rating category by at least two nationally recognized statistical rating organizations ("rating agencies"), (2) rated in the highest short-term rating category by a single rating agency if only that rating agency has assigned the obligation a short-term rating, (3) issued by an issuer that has received such a short-term rating with respect to a security that is comparable in priority and security,
(4) subject to a guarantee rated in the highest short-term rating category or issued by a guarantor that has received the highest short-term rating for a comparable debt obligation or (5) unrated, but determined by Mitchell Hutchins to be of comparable quality.

      Subsequent to its purchase by Money Market Portfolio, an issue may cease to be rated or its rating may be reduced. If a security in the fund's portfolio ceases to be a First Tier Security (as defined above) or Mitchell Hutchins becomes aware that a security has received a rating below the second highest rating by any rating agency, Mitchell Hutchins and, in certain cases, the board, will consider whether the fund should continue to hold the obligation. A First Tier Security rated in the highest short-term category by a single rating agency at the time of purchase that subsequently receives a rating below the highest rating category from a different rating agency may continue to be considered a First Tier Security.

      Money Market Portfolio may purchase variable and floating rate securities with remaining maturities in excess of 13 months issued by U.S. government agencies or instrumentalities or guaranteed by the U.S. government. In addition, the fund may purchase variable and floating rate securities of other issuers. The yields on these securities are adjusted in relation to changes in specific rates, such as the prime rate, and different securities may have different adjustment rates. Certain of these obligations carry a demand feature that gives the fund the right to tender them back to a specified party, usually the issuer or a remarketing agent, prior to maturity. The fund's investment in these securities must comply with conditions established by the Securities and Exchange Commission ("SEC") under which they may be considered to have remaining maturities of 13 months or less. The fund will purchase variable and floating rate securities of non-U.S. government issuers that have remaining maturities of more than 13 months only if the securities are subject to a demand feature exercisable within 13 months or less.

      Generally, Money Market Portfolio may exercise demand features (1) upon a default under the terms of the underlying security, (2) to maintain its portfolio in accordance with its investment objective and policies or applicable legal or regulatory requirements or (3) as needed to provide liquidity to the fund in order to meet redemption requests. The ability of a bank or other financial institution to fulfill its obligations under a letter of credit, guarantee or other liquidity arrangement might be affected by possible financial difficulties of its borrowers, adverse interest rate or economic conditions,


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

regulatory limitations or other factors. The interest rate on floating rate or variable rate securities ordinarily is readjusted on the basis of the prime rate of the bank that originated the financing or some other index or published rate, such as the 90-day U.S. Treasury bill rate, or is otherwise reset to reflect market rates of interest. Generally, these interest rate adjustments cause the market value of floating rate and variable rate securities to fluctuate less than the market value of fixed-rate securities.

      Variable rate securities include variable amount master demand notes, which are unsecured redeemable obligations that permit investment of varying amounts at fluctuating interest rates under a direct agreement between Money Market Portfolio and an issuer. The principal amount of these notes may be increased from time to time by the parties (subject to specified maximums) or decreased by the fund or the issuer. These notes are payable on demand and may or may not be rated.

      Money Market Portfolio generally may invest no more than 5% of its total assets in the securities of a single issuer (other than securities issued by the U.S. government, its agencies or instrumentalities), except that the fund may invest up to 25% of its total assets in First Tier Securities of a single issuer for a period of up to three business days. The fund may purchase only U.S. dollar denominated obligations of foreign issuers.

      Money Market Portfolio may invest up to 10% of its net assets in illiquid securities. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow from banks or through reverse repurchase agreements for temporary or emergency purposes, but not in excess of 10% of its total assets. The fund may invest in the securities of other investment companies.

      HIGH GRADE FIXED INCOME PORTFOLIO'S primary investment objective is current income; capital appreciation is a secondary investment objective. The fund invests in U.S. government bonds, including those backed by mortgages. The fund may also invest in corporate bonds and may invest up to 25% of its total assets in mortgage- and asset-backed securities of private issuers. The corporate bonds in which the fund may invest consist primarily of bonds that are, at the time of purchase, rated within one of the two highest grades assigned by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"), or Moody's Investors Service Inc. ("Moody's"), except that the fund may invest up to 35% of its total assets in investment grade bonds that are rated at the time of purchase lower than the two highest grades assigned by S&P or Moody's. The fund may invest in bonds that are assigned comparable ratings by another rating agency and unrated bonds that Mitchell Hutchins determines are of comparable quality to rated securities in which the fund may invest. The fund may invest up to 15% of its total assets in U.S. dollar denominated bonds sold in the United States by foreign issuers (Yankee bonds) if the securities are traded on recognized U.S. exchanges or in the U.S. over-the-counter market.

      No more than 55% of High Grade Fixed Income Portfolio's total assets may be represented by U.S. Treasury obligations to assure the fund's satisfaction of the diversification requirements imposed by the Internal Revenue Code on segregated asset accounts used to fund variable annuity and/or life insurance contracts. These diversification requirements must be satisfied by the fund as an investment vehicle underlying the segregated asset accounts.

      High Grade Fixed Income Portfolio may invest up to 10% of its net assets in illiquid securities. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow from banks or through reverse repurchase agreements up to 33 1/3% of its total assets for temporary or emergency purposes. The fund may invest in the securities of other investment companies and may sell short "against the box."

      STRATEGIC FIXED INCOME PORTFOLIO'S investment objective is total return with low volatility. The fund's investments are managed by a sub-adviser, Pacific Investment Management Company ("PIMCO"). The fund invests in bonds of varying maturities but normally maintains a dollar-weighted average portfolio duration between three and eight years. Under normal circumstances, the fund invests at least 65% of its total assets in fixed income securities, which include U.S. government and foreign government bonds (including bonds issued by supranational and quasi-governmental entities and mortgage-backed securities), corporate bonds of U.S. and foreign issuers (including mortgage- and asset-backed securities of private issuers), convertible securities, foreign currency exchange-related securities, loan participations and assignments and money market instruments. The fund's investments in mortgage-backed securities of private issuers are limited to 35% of its total assets and its investments in loan participations and assignments are limited to 5% of its net assets.

      Strategic Fixed Income Portfolio invests primarily in investment grade bonds but may invest up to 20% of its total assets in securities, including convertible securities, that are not investment grade but are rated at least B by S&P or Moody's, assigned a comparable rating by another rating agency or, if unrated, determined by the sub-adviser to be of comparable quality. The fund may invest up to 20% of its total assets in a combination of Yankee bonds, Eurodollar bonds and bonds denominated in foreign currencies, except that not more than 10% of its total assets may be invested in bonds denominated in foreign currencies. Yankee bonds are U.S. dollar denominated obligations of foreign issuers that are held in the United States, and Eurodollar bonds are U.S. dollar denominated obligations of issuers that are held outside the United States, primarily in Europe.

      Strategic Fixed Income Portfolio may invest up to 15% of its net assets in illiquid securities. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow money from banks or through reverse repurchase agreements for temporary or emergency purposes, but not in excess of 33 1/3% of its total assets. The fund may invest in the securities of other investment companies and may sell short "against the box."

      STRATEGIC INCOME PORTFOLIO'S primary investment objective is to achieve a high level of current income. As a secondary investment objective, the fund seeks capital appreciation. The fund strategically allocates its investments among three distinct bond market categories: (1) U.S. government and investment grade corporate bonds, including mortgage- and asset-backed securities; (2) U.S. high yield corporate bonds, including convertible bonds, and preferred stock; and (3) foreign and emerging market bonds. A portion of the fund's assets normally is invested in each of these investment sectors. However, the fund has the flexibility at any time to invest all or substantially all of its investments in any one sector.

      Strategic Income Portfolio may invest in high yield bonds that are rated as low as D by S&P or C by Moody's.

      The foreign and emerging market bonds in which Strategic Income Portfolio may invest include (1) government bonds, including Brady bonds and other sovereign debt, and bonds issued by multi-national institutions such as the International Bank for Reconstruction and Development and the International Monetary Fund; (2) corporate bonds and preferred stock issued by entities located in foreign countries, or denominated in or indexed to foreign currencies; (3) interests in foreign loan participations and assignments; and
(4) foreign mortgage-backed securities and other structured foreign investments. The fund may invest without limit in securities of issuers located in any country in the world, including both industrialized and emerging market countries. The fund generally is not restricted in the portion of its assets that may be invested in a single country or region, but the fund's assets normally are invested in issuers located in at least three countries. No more than 25% of the fund's total assets are invested in securities issued or guaranteed by any single foreign government. The fund may invest in foreign and emerging market bonds that do not meet any minimum credit rating standard or that are unrated.

      Mitchell Hutchins believes that Strategic Income Portfolio's strategy of sector allocation should be less risky than investing in only one sector of the bond market. Data from the Lehman Brothers Aggregate Bond Index, the Salomon Smith Barney High Yield Master Index, the Merrill Lynch High Yield Index and the Salomon Smith Barney World Government Bond Index indicate that these sectors are not closely correlated. If successful, the fund's strategy should enable the fund to achieve a higher level of investment return than if the fund invested exclusively in any one investment sector or allocated a fixed proportion of its assets to each investment sector.

      Strategic Income Portfolio may invest up to 10% of its total assets in preferred stock of U.S. and foreign issuers. It also may acquire equity securities when attached to bonds or as part of a unit including bonds or in connection with a conversion or exchange of bonds. The fund also may invest without limit in certificates of deposit issued by banks and savings associations and in bankers' acceptances.

      Strategic Income Portfolio may invest in zero coupon bonds, other original issue discount securities, payment-in-kind securities and principal only mortgage-backed securities. The fund also may invest in fixed and floating rate loans through either participations in or assignments of all or a portion of loans made by banks.

      Strategic Income Portfolio may invest up to 15% of its net assets in illiquid securities. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may engage in dollar rolls and reverse repurchase agreements for investment purposes to enhance the fund's return. Dollar rolls and reverse repurchase agreements are considered borrowings. The fund may also borrow from banks or through reverse repurchase agreements for temporary or emergency purposes, but the fund's aggregate borrowings for all purposes may not exceed 33 1/3% of its total assets, plus an additional 5% of its total assets for temporary or emergency purposes. The fund may invest in the securities of other investment companies and may sell short "against the box."

      GLOBAL INCOME PORTFOLIO'S primary investment objective is high current income consistent with prudent investment risk; capital appreciation is a secondary objective. The fund invests principally in high-quality bonds issued or guaranteed by foreign governments, the U.S. government, their respective agencies or instrumentalities or supranational organizations or issued by U.S. or foreign companies.

      Global Income Portfolio's portfolio consists primarily of bonds rated within one of the two highest grades assigned by S&P, Moody's or another rating agency or, if unrated, determined by Mitchell Hutchins to be of comparable quality. Normally, at least 65% of the fund's total assets consist of these high-quality bonds (and receivables from the sale of such bonds) denominated in foreign currencies or U.S. dollars of issuers located in at least three of the following countries: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. No more than 40% of the fund's total assets are normally invested in securities of issuers located in any one country other than the United States. The fund's investments may include zero coupon securities and other bonds sold with a discount. Up to 5% of the fund's total assets may be invested in bonds convertible into equity securities.

      Global Income Portfolio may invest up to 35% of its total assets in bonds rated below the two highest grades assigned by a rating agency. Except as noted below, these securities must be investment grade (that is, rated at least BBB by S&P, Baa by Moody's or comparably rated by another rating agency or, if unrated, determined by Mitchell Hutchins to be of comparable quality). Within this 35% limitation, the fund may invest up to 20% of its total assets in bonds that are rated below investment grade. These bonds may be rated as low as D by S&P, C by Moody's or comparably rated by another rating agency or, in the case of bonds assigned a short-term debt rating, as low as D by S&P or comparably rated by another rating agency or, if not so rated, determined by Mitchell Hutchins to be of comparable quality. Bonds rated D by S&P are in payment default or the rating is assigned upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized. Bonds rated C by Moody's are in the lowest rated class and can be regarded as having extremely poor prospects of attaining any real investment standing. Mitchell Hutchins will purchase these securities for the fund only when it concludes that the anticipated return to the fund on the investment warrants exposure to the additional level of risk. Lower-rated bonds are often issued by businesses and governments in emerging markets. Because the fund may also invest in emerging market bonds that are investment grade, the fund's total investment in emerging market bonds may exceed 20% of its total assets.

      Global Income Portfolio may invest up to 35% of its total assets in mortgage-backed securities of U.S. or foreign issuers that are rated in one of the two highest rating categories by S&P, Moody's or another rating agency or, if unrated, determined by Mitchell Hutchins to be of comparable quality. Up to 20% of the fund's total assets may be invested in bonds that are not paying current income (a category that does not include zero coupon bonds and other bonds sold with a discount). The fund may purchase these bonds if Mitchell Hutchins believes that they have a potential for capital appreciation. The fund also may invest in secured and unsecured fixed or floating rate loans in the form of participations and assignments.

      Global Income Fund may invest up to 35% of its total assets in cash or investment grade money market instruments as part of its ordinary investment activities. The fund's investment of cash collateral from securities lending in


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

these money market instruments is not subject to this 35% limitation, and there is no limitation on its investments in short-term bonds denominated in foreign currencies.

      Global Income Portfolio may invest up to 10% of its net assets in illiquid securities. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow money from banks or through reverse repurchase agreements for temporary or emergency purposes, but not in excess of 10% of its total assets. The fund may invest in the securities of other investment companies and may sell short "against the box."

      HIGH INCOME PORTFOLIO'S investment objective is to provide high income. The fund normally invests at least 65% of its total assets in high yield corporate bonds that, at the time of purchase, are rated B or better by S&P or Moody's, are comparably rated by another rating agency or, if unrated, are considered to be of comparable quality by Mitchell Hutchins. The fund may include in this 65% of its total assets any equity securities (including common stocks and rights and warrants for equity securities) that are attached to corporate bonds or are part of a unit including corporate bonds, so long as the corporate bonds meet these quality requirements. The fund also may invest up to 35% of its total assets in (1) bonds that are rated below B (and rated as low as D by S&P or C by Moody's) or comparable unrated bonds, (2) U.S. government bonds, (3) equity securities and (4) money market instruments, including repurchase agreements.

      Up to 35% of High Income Portfolio's net assets may be invested in securities of foreign issuers, including securities that are U.S. dollar denominated but whose value is linked to the value of foreign currencies. However, no more than 10% of the fund's net assets may be invested in securities of foreign issuers that are denominated and traded in currencies other than the U.S. dollar.

      Up to 25% of High Income Portfolio's total assets may be invested in bonds and equity securities that are not paying current income. The fund may purchase these securities if Mitchell Hutchins believes they have a potential for capital appreciation. High Income Portfolio may invest in zero coupon bonds, other original discount securities, payment-in-kind securities and principal only mortgage-backed securities, all of which are considered income producing securities. The fund also may invest up to 5% of its net assets in fixed and floating rate loans through either participations in or assignments of all or a portion of loans made by banks.

      High Income Portfolio may invest up to 15% of its net assets in illiquid securities. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow money from banks or through reverse repurchase agreements for temporary or emergency purposes, but not in excess of 33 1/3% of its total assets. The fund may invest in the securities of other investment companies and may sell short "against the box."

      BALANCED PORTFOLIO'S investment objective is high total return with low volatility. The fund invests primarily in a combination of three asset classes: stocks (equity securities), bonds (investment grade bonds) and cash (money market instruments) and maintains a fixed income allocation (including bonds and cash) of at least 25%.

      Balanced Portfolio may invest in a broad range of equity securities issued by companies believed by Mitchell Hutchins to have the potential for rapid earnings growth, investment grade bonds, U.S. government securities, convertible securities and money market instruments. The fund may invest in U.S. dollar denominated securities of foreign issuers that are traded on recognized U.S. exchanges or in the U.S. over-the-counter market. The fund may also invest up to 10% of its assets in bonds and other securities (including convertible securities) rated below investment grade but rated at least B by S&P or Moody's, comparably rated by another rating agency or, if unrated, determined by Mitchell Hutchins to be of comparable quality. The fund's bond investments may include zero coupon bonds and other original issue discount securities.

      The money market instruments in which Balanced Portfolio may invest include U.S. Treasury bills and other obligations issued or guaranteed as to interest and principal by the U.S. government, its agencies and instrumentalities; obligations of U.S. banks (including certificates of deposit and bankers' acceptances) having total assets at the time of purchase in excess of $1.5 billion; commercial paper and other short-term corporate obligations; variable and floating rate securities and repurchase agreements; participation interests in these money market instruments; and the securities of other investment companies that invest exclusively in money market instruments. The fund may also hold cash.

      The commercial paper and other short-term corporate obligations purchased by Balanced Portfolio will consist only of obligations of U.S. corporations that are (1) rated at least Prime-2 by Moody's or A-2 by S&P, (2) comparably rated by another rating agency or (3) unrated and determined by Mitchell Hutchins to be of comparable quality. These obligations may include variable amount master demand notes, which are unsecured obligations redeemable upon notice that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements with the issuer of the instrument. Such obligations are usually unrated by a rating agency.

      Balanced Portfolio may invest up to 10% of its net assets in illiquid securities. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow from banks or through reverse repurchase agreements for temporary or emergency purposes, but not in excess of 10% of its total assets. The fund may invest in the securities of other investment companies and may sell short "against the box."

      GROWTH AND INCOME PORTFOLIO'S investment objective is current income and capital growth. The fund seeks to achieve the capital growth portion of its objective by investing, under normal circumstances, at least 65% of its total assets in equity securities believed by Mitchell Hutchins to have the potential for rapid earnings growth. The fund seeks to achieve the income portion of its investment objective by investing, under normal circumstances, at least 65% of its total assets in income producing securities, which may include dividend paying equity securities, bonds and money market instruments. The fund may invest up to 10% of its total assets in convertible securities rated below investment grade but no lower than B by S&P or Moody's, comparably rated by another rating agency or, if unrated, determined by Mitchell Hutchins to be of comparable quality. The fund may invest up to 25% of its total assets in U.S. dollar denominated equity securities and bonds of foreign issuers that are traded on recognized U.S. exchanges or in the U.S. over-the-counter market.

      Growth and Income Portfolio may invest up to 10% of its net assets in illiquid securities. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow from banks or through reverse repurchase agreements for temporary or emergency purposes, but not in excess of 10% of its total assets. The fund may invest in the securities of other investment companies and may sell short "against the box."

      TACTICAL ALLOCATION PORTFOLIO'S investment objective is total return, consisting of long-term capital appreciation and current income. The fund seeks to achieve its objective by using the Tactical Allocation Model, a systematic investment strategy that allocates its investments between an equity portion designed to track the performance of the Standard & Poor's 500 Composite Stock Index ("S&P 500 Index") and a fixed income portion that generally will be comprised of either five-year U.S. Treasury notes or 30-day U.S. Treasury bills.

      Tactical Allocation Portfolio seeks to achieve total return during all economic and financial market cycles, with lower volatility than that of the S&P 500 Index. Mitchell Hutchins allocates the fund's assets based on the Tactical Allocation Model's quantitative assessment of the projected rates of return for each asset class. The fund seeks to achieve total return during all economic and financial market cycles, with lower volatility than that of the S&P 500 Index. Mitchell Hutchins allocates the fund's assets based on the Model's quantitative assessment of the projected rates of return for each asset class. The Model attempts to track the S&P 500 Index in periods of strongly positive market performance but attempts to take a more defensive posture by reallocating assets to bonds or cash when the Model signals a potential bear market, prolonged downtown in stock prices or significant loss in value.

      The basic premise of the Tactical Allocation Model is that investors accept the risk of owning stocks, measured as volatility of return, because they expect a return advantage. This expected return advantage of owning stocks is called the equity risk premium ("ERP"). The Model projects the stock market's expected ERP based on several factors, including the current price of stocks and their expected future dividends and the yield-to-maturity of the one-year U.S.

Treasury bill. When the stock market's ERP is high, the Model signals the fund to invest 100% in stocks. Conversely, when the ERP decreases below certain threshold levels, the Model signals the fund to reduce its exposure to stocks. The Model can recommend stock allocations of 100%, 75%, 50%, 25% or 0%.

      If the Tactical Allocation Model recommends a stock allocation of less than 100%, the Model also recommends a fixed income allocation for the remainder of the fund's assets. The Model will recommend either bonds (five-year U.S. Treasury notes) or cash (30-day U.S. Treasury bills), but not both. To make this determination, the Model calculates the risk premium available for the notes. This bond risk premium ("BRP") is calculated based on the yield-to-maturity of the five-year U.S. Treasury note and the one-year U.S. Treasury bill.

      Tactical Allocation Portfolio deviates from the recommendations of the Tactical Allocation Model only to the extent necessary to

      o Maintain an amount in cash, not expected to exceed 2% of its total assets under normal market conditions, to pay fund operating expenses, dividends and other distributions on its shares and to meet anticipated redemptions of shares and

      o Satisfy the diversification requirements imposed by the Internal Revenue Code on segregated asset accounts used to fund variable annuity and variable life insurance contracts. These diversification requirements must be satisfied by the fund as an investment vehicle underlying the segregated asset accounts. To satisfy these requirements, the fund may not invest more than 55% of its total assets in U.S. Treasury obligations. If the Tactical Allocation Model recommends more than a 50% allocation to bonds or cash, Tactical Allocation Portfolio must invest a portion of its assets in bonds or money market instruments that are not U.S. Treasury obligations.

      In its stock portion, Tactical Allocation Portfolio attempts to duplicate, before the deduction of operating expenses, the investment results of the S&P 500 Index. Securities in the S&P 500 Index are selected, and may change from time to time, based on a statistical analysis of such factors as the issuer's market capitalization (the S&P 500 Index emphasizes large capitalization stocks), the security's trading activity and its adequacy as a representative of stocks in a particular industry sector. The fund's investment results for its stock portion will not be identical to those of the S&P 500 Index. Deviations from the performance of the S&P 500 Index may result from purchases and redemptions of fund shares that may occur daily, as well as from expenses borne by the fund. Instead, the fund attempts to achieve a correlation of at least
0.95 between the performance of the fund's stock portion, before the deduction of operating expenses, and that of the S&P 500 Index (a correlation of 1.00 would mean that the net asset value of the stock portion increased or decreased in exactly the same proportion as changes in the S&P 500 Index). The S&P 500 Index can include U.S. dollar denominated equity securities of foreign issuers, and the fund invests in those securities to the extent needed to track the performance of the S&P 500 Index.

      Asset reallocations are made, if required, on the first business day of each month. In addition to any reallocation of assets directed by the Tactical Allocation Model, any material amounts resulting from appreciation or receipt of dividends, other distributions, interest payments and proceeds from securities maturing in each of the asset classes are reallocated (or "rebalanced") to the extent practicable to establish the Model's recommended asset mix. Any cash maintained to pay fund operating expenses, pay dividends and other distributions and to meet share redemptions is invested on a daily basis.

      Tactical Allocation Portfolio may invest up to 15% of its net assets in illiquid securities. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow from banks or through reverse repurchase agreements for temporary or emergency purposes, but not in excess of 33 1/3% of its total assets. The fund may invest in the securities of other investment companies and may sell short "against the box."

      GROWTH PORTFOLIO'S investment objective is long-term capital appreciation. The fund invests primarily in equity securities issued by companies believed by Mitchell Hutchins to have substantial potential for capital growth. Under normal circumstances, the fund invests at least 65% of its total assets in equity securities.

      Growth Portfolio may invest up to 35% of its total assets in U.S. government bonds and in corporate bonds, including up to 10% in convertible bonds that are rated below investment grade. These convertible bonds may be rated no lower than B by S&P or Moody's, comparably rated by another rating agency or, if unrated, determined by Mitchell Hutchins to be of comparable quality. The fund may invest up to 25% of its total assets in U.S. dollar denominated equity securities and bonds of foreign issuers that are traded on recognized U.S. exchanges or in the U.S. over-the-counter market.

      Growth Portfolio may invest up to 10% of its net assets in illiquid securities. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow from banks or through reverse repurchase agreements for temporary or emergency purposes, but not in excess of 10% of its total assets. The fund may invest in the securities of other investment companies and may sell short "against the box."

      AGGRESSIVE GROWTH PORTFOLIO'S investment objective is maximizing long-term capital appreciation. The fund's investments are managed by a sub-adviser, Nicholas-Applegate Capital Management. Under normal market conditions, the fund invests at least 75% of its total assets in common stocks. The fund invests primarily in common stocks of U.S. companies the assets and stock prices of which the sub-adviser expects to grow faster than the average rate of companies in the S&P 500 Index. The fund is not restricted to investments in companies of any particular size. The fund may invest up to 25% of its total assets in preferred and convertible securities issued by similar growth companies, U.S. government bonds and investment grade corporate bonds. The fund may invest up to 25% of its total assets in U.S. dollar denominated equity securities and bonds of foreign issuers that are traded on recognized U.S. exchanges or in the U.S. over-the-counter market.

      Aggressive Growth Portfolio may invest up to 15% of its net assets in illiquid securities. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow from banks or through reverse repurchase agreements for temporary or emergency purposes, but not in excess of 20% of its total assets. The fund may invest in the securities of other investment companies and may sell short "against the box."

      SMALL CAP PORTFOLIO'S investment objective is long-term capital appreciation. The fund invests at least 65% of its total assets in equity securities of small capitalization ("small cap") companies, which are defined as companies having market capitalizations of up to $1.5 billion at the time of purchase. The fund may invest up to 35% of its total assets in equity securities of companies that are larger than small cap companies, as well as in bonds and money market instruments. This includes up to 10% in convertible bonds that are rated below investment grade but no lower than B by S&P or Moody's, comparably rated by another rating agency or, if unrated, determined by Mitchell Hutchins to be of comparable quality. The fund may invest up to 25% of its total assets in U.S. dollar denominated equity securities of foreign issuers that are traded on recognized U.S. exchanges or in the U.S. over-the-counter market.

      Small Cap Portfolio may invest up to 15% of its net assets in illiquid securities. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow from banks or through reverse repurchase agreements for temporary or emergency purposes, but not in excess of 33 1/3% of its total assets. The fund may invest in the securities of other investment companies and may sell short "against the box."

      GLOBAL EQUITY PORTFOLIO'S investment objective is long-term capital appreciation. The fund invests primarily in common stocks issued by companies in United States, Europe, Japan and the Pacific Basin. Under normal circumstances, the fund invests at least 65% of its total assets in common stocks and securities convertible into common stocks. The fund may also hold other types of securities, including non-convertible investment grade bonds, government bonds and money market securities of U.S. and foreign issuers and cash (foreign currencies or U.S. dollars).

      Mitchell Hutchins allocates Global Equity Portfolio's assets between U.S. investments and foreign investments and manages the assets allocated to U.S. investments. Mitchell Hutchins has selected Invista Capital Management, LLC

("Invista") to serve as the fund's sub-adviser to manage the assets allocated to the fund's foreign investments. Mitchell Hutchins reevaluates the allocation of the fund's assets between U.S. and foreign securities monthly and does not expect to reallocate the fund's assets to reflect relatively minor changes (that is, less than 5%) in the asset allocation model employed. When Mitchell Hutchins determines that a reallocation of the fund's assets is appropriate, the fund may effect the reallocation by using cash available from the purchase of fund shares or by selectively selling securities in a region to meet share redemption requests in addition to buying or selling portfolio securities specifically to implement a reallocation. The fund also may use derivative instruments to adjust its exposure to U.S. and foreign stock markets. Mitchell Hutchins determines the extent to which the fund uses derivative instruments for this purpose and is responsible for implementing these transactions.

      Under normal circumstances, Global Equity Portfolio invests at least 80% of its total assets in securities of issuers in the United States and countries represented in the Morgan Stanley Capital International ("MSCI") Europe, Australasia and Far East Index ("EAFE Index"). The EAFE Index is a well known index that reflects most major equity markets outside the United States. The fund may invest up to 20% of its assets in securities of issuers located in other countries (for example, Canada and emerging markets.) Mitchell Hutchins may also invest, as part of the fund's U.S. investments, up to 10% of the fund's total assets in U.S. dollar denominated equity securities and bonds of foreign issuers that are traded on recognized U.S. exchanges or in the U.S. over-the-counter market.

      Global Equity Portfolio may invest up to 10% of its net assets in illiquid securities. The fund may purchase securities on a when-issued or delayed delivery basis, but these securities may not exceed 10% of its net assets. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow money from banks or through reverse repurchase agreements for temporary or emergency purposes, but not in excess of 10% of its total assets. The fund may invest in the securities of other investment companies and may sell short "against the box."

              THE FUNDS' INVESTMENTS, RELATED RISKS AND LIMITATIONS

      The following supplements the information contained in the Prospectus and above concerning the funds' investments, related risks and limitations. Except as otherwise indicated in the Prospectus or the SAI, the funds have established no policy limitations on their ability to use the investments or techniques discussed in these documents.

      EQUITY SECURITIES. Equity securities include common stocks, most preferred stocks and securities that are convertible into them, including common stock purchase warrants and rights, equity interests in trusts, partnerships, joint ventures or similar enterprises and depositary receipts. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation.

      Preferred stock has certain fixed income features, like a bond, but actually it is equity that is senior to a company's common stock. Convertible bonds may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Some preferred stock also may be converted into or exchanged for common stock. Depositary receipts typically are issued by banks or trust companies and evidence ownership of underlying equity securities.

      While past performance does not guarantee future results, equity securities historically have provided the greatest long-term growth potential in a company. However, their prices generally fluctuate more than other securities and reflect changes in a company's financial condition and in overall market and economic conditions. Common stocks generally represent the riskiest investment in a company. It is possible that a fund may experience a substantial or complete loss on an individual equity investment. While this is possible with bonds, it is less likely.

      BONDS are fixed or variable rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. Mortgage- and asset-backed securities are types of bonds, and certain types of income producing, non-convertible preferred stocks may be treated as bonds for investment purposes. Bonds generally are used by corporations, governments and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Many preferred stocks and some bonds are "perpetual" in that they have no maturity date.

      Bonds are subject to interest rate risk and credit risk. Interest rate risk is the risk that interest rates will rise and that, as a result, bond prices will fall, lowering the value of a fund's investments in bonds. In general, bonds having longer durations are more sensitive to interest rate changes than are bonds with shorter durations. Credit risk is the risk that an issuer may be unable or unwilling to pay interest and/or principal on the bond. Credit risk can be affected by many factors, including adverse changes in the issuer's own financial condition or in economic conditions.

      CREDIT RATINGS; NON-INVESTMENT GRADE BONDS. Moody's, S&P and other rating agencies are private services that provide ratings of the credit quality of bonds and certain other securities. A description of the ratings assigned to corporate bonds by Moody's and S&P is included in the Appendix to this SAI. The process by which Moody's and S&P determine ratings for mortgage-backed securities includes consideration of the likelihood of the receipt by security holders of all distributions, the nature of the underlying assets, the credit quality of the guarantor, if any, and the structural, legal and tax aspects associated with these securities. Not even the highest such rating represents an assessment of the likelihood that principal prepayments will be made by obligors on the underlying assets or the degree to which such prepayments may differ from that originally anticipated, nor do such ratings address the possibility that investors may suffer a lower than anticipated yield or that investors in such securities may fail to recoup fully their initial investment due to prepayments.

      Credit ratings attempt to evaluate the safety of principal and interest payments, but they do not evaluate the volatility of a bond's value or its liquidity and do not guarantee the performance of the issuer. Rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than the rating indicates. There is a risk that rating agencies may downgrade the rating of a bond. Subsequent to a bond's purchase by a fund, it may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the fund. The funds may use these ratings in determining whether to purchase, sell or hold a security. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, bonds with the same maturity, interest rate and rating may have different market prices.

      In addition to ratings assigned to individual bond issues, Mitchell Hutchins or the applicable sub-adviser will analyze interest rate trends and developments that may affect individual issuers, including factors such as liquidity, profitability and asset quality. The yields on bonds are dependent on a variety of factors, including general money market conditions, general conditions in the bond market, the financial condition of the issuer, the size of the offering, the maturity of the obligation and its rating. There is a wide variation in the quality of bonds, both within a particular classification and between classifications. An issuer's obligations under its bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of bond holders or other creditors of an issuer; litigation or other conditions may also adversely affect the power or ability of issuers to meet their obligations for the payment of interest and principal on their bonds.

      Investment grade bonds are rated in one of the four highest rating categories by Moody's or S&P, comparably rated by another rating agency or, if unrated, determined by Mitchell Hutchins or the applicable sub-adviser to be of comparable quality. Moody's considers bonds rated Baa (its lowest investment grade rating) to have speculative characteristics. This means that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher rated bonds. Bonds rated D by S&P are in payment default or such rating is assigned upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized. Bonds rated C by Moody's are in the lowest rated class and can be regarded as having extremely poor prospects of attaining any real investment standing.

      Non-investment grade bonds (commonly known as "junk bonds" and sometimes referred to as "high-yield" bonds) are rated Ba or lower by Moody's, BB or lower by S&P, comparably rated by another rating agency or, if unrated, determined by Mitchell Hutchins or the sub-adviser to be of comparable quality. A fund's investments in non-investment grade bonds entail greater risk than its investments in higher rated bonds. Non-investment grade bonds are considered predominantly speculative with respect to the issuer's ability to pay interest and repay principal and may involve significant risk exposure to adverse conditions. Non-investment grade bonds generally offer a higher current yield than that available for investment grade issues; however, they involve greater risks, in that they are especially sensitive to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress that could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In addition, such issuers may not have more traditional methods of financing available to them and may be unable to repay debt at maturity by refinancing. The risk of loss due to default by such issuers is significantly greater because such securities frequently are unsecured by collateral and will not receive payment until more senior claims are paid in full.

      The market for non-investment grade bonds, especially those of foreign issuers, has expanded rapidly in recent years, which has been a period of generally expanding growth and lower inflation. These securities will be susceptible to greater risk when economic growth slows or reverses and when inflation increases or deflation occurs. This has been reflected in recent years by volatility in emerging market securities. In the past, many lower rated bonds experienced substantial price declines reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower rated bonds rose dramatically. However, those higher yields did not reflect the value of the income stream that holders of such securities expected. Rather, they reflected the risk that holders of such securities could lose a substantial portion of their value due to the issuers' financial restructurings or defaults by the issuers. There can be no assurance that those declines will not recur.

      The market for non-investment grade bonds generally is thinner and less active than that for higher quality securities, which may limit a fund's ability to sell such securities at fair value in response to changes in the economy or financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of non-investment grade bonds, especially in a thinly traded market.

      U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Treasury (such as Treasury bills, notes or bonds) and obligations issued or guaranteed as to principal and interest (but not as to market value) by the U.S. government, its agencies or its instrumentalities. U.S. government securities include mortgage-backed securities issued or guaranteed by government agencies or government-sponsored enterprises. Other U.S. government securities may be backed by the full faith and credit of the U.S. government or supported primarily or solely by the creditworthiness of the government-related issuer or, in the case of mortgage-backed securities, by pools of assets.

      U.S. government securities also include separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury, which are traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS programs, the principal and interest components are individually numbered and separately issued by the U.S. Treasury.

      Treasury inflation protected securities ("TIPS") (also known as "inflation-indexed securities") are Treasury bonds on which the principal value is adjusted daily in accordance with changes in the Consumer Price Index. Interest on TIPS is payable semi-annually on the adjusted principal value. The principal value of TIPS would decline during periods of deflation, but the principal amount payable at maturity would not be less than the original par amount. If inflation is lower than expected while a fund holds TIPS, the fund may earn less on the TIPS than it would on conventional Treasury bonds. Any increase in the principal value of TIPS is taxable in the year the increase occurs, even though holders do not receive cash representing the increase at that time. See "Taxes -- Other Information," below.

      ASSET-BACKED SECURITIES. Asset-backed securities have structural characteristics similar to mortgage-backed securities, as discussed in more detail below. However, the underlying assets are not first lien mortgage loans or interests therein, but include assets such as motor vehicle installment sales contracts, other installment sales contracts, home equity loans, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts or special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to a certain amount and for a certain time period by a letter of credit or pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present.

      MORTGAGE-BACKED SECURITIES. Mortgage-backed securities represent direct or indirect interests in pools of underlying mortgage loans that are secured by real property. U.S. government mortgage-backed securities are issued or guaranteed as to the payment of principal and interest (but not as to market value) by Ginnie Mae (also known as the Government National Mortgage
Association),   Fannie  Mae  (also  known  as  the  Federal  National   Mortgage

Association), Freddie Mac (also known as the Federal Home Loan Mortgage Corporation) or other government sponsored enterprises. Other domestic mortgage-backed securities are sponsored or issued by private entities, generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purposes entities (collectively, "Private Mortgage Lenders"). Payments of principal and interest (but not the market value) of such private mortgage-backed securities may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but with some form of non-government credit enhancement. Foreign mortgage-backed securities may be issued by mortgage banks and other private or governmental entities outside the United States and are supported by interests in foreign real estate.

      Mortgage-backed securities may be composed of one or more classes and may be structured either as pass-through securities or collateralized debt obligations. Multiple-class mortgage-backed securities are referred to herein as "CMOs." Some CMOs are directly supported by other CMOs, which in turn are supported by mortgage pools. Investors typically receive payments out of the interest and principal on the underlying mortgages. The portions of these payments that investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class. CMOs involve special risk and evaluating them requires special knowledge.

      A major difference between mortgage-backed securities and traditional bonds is that interest and principal payments are made more frequently (usually monthly) and that principal may be repaid at any time because the underlying mortgage loans may be prepaid at any time. When interest rates go down and homeowners refinance their mortgages, mortgage-backed securities may be paid off more quickly than investors expect. When interest rates rise, mortgage-backed securities may be paid off more slowly than originally expected. Changes in the rate or "speed" of these prepayments can cause the value of mortgage-backed securities to fluctuate rapidly.

      Mortgage-backed securities also may decrease in value as a result of increases in interest rates and, because of prepayments, may benefit less than other bonds from declining interest rates. Reinvestments of prepayments may occur at lower interest rates than the original investment, thus adversely affecting a fund's yield. Actual prepayment experience may cause the yield of a mortgage-backed security to differ from what was assumed when the fund purchased the security. Prepayments at a slower rate than expected may lengthen the effective life of a mortgage-backed security. The value of securities with longer effective lives generally fluctuates more widely in response to changes in interest rates than the value of securities with shorter effective lives.

      CMO classes may be specially structured in a manner that provides any of a wide variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity. As market conditions change, however, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. These changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

      Certain classes of CMOs and other mortgage-backed securities are structured in a manner that makes them extremely sensitive to changes in prepayment rates. Interest only ("IO") and principal only ("PO") classes are examples of this. IOs are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying mortgage assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest payments allocable to the IO class, and therefore the yield to investors, generally will be reduced. In some instances, an investor in an IO may fail to recoup all of his or her initial investment, even if the security is government issued or guaranteed or is rated AAA or the equivalent. Conversely, PO classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying mortgage assets. PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected. Some IOs and POs, as well as other CMO classes, are structured to have special protections against the effects of prepayments. These structural protections, however, normally are effective only within certain ranges of prepayment rates and thus will not protect investors in all circumstances. Inverse floating rate CMO classes also may be extremely volatile. These classes pay interest at a rate that decreases when a specified index of market rates increases.

      The market for privately issued mortgage-backed securities is smaller and less liquid than the market for U.S. government mortgage-backed securities. Foreign mortgage-backed securities markets are substantially smaller than U.S. markets, but have been established in several countries, including Germany, Denmark, Sweden, Canada and Australia, and may be developed elsewhere. Foreign mortgage-backed securities generally are structured differently than domestic mortgage-backed securities, but they normally present substantially similar investment risks as well as the other risks normally associated with foreign securities.

      During 1994, the value and liquidity of many mortgage-backed securities declined sharply due primarily to increases in interest rates. There can be no assurance that such declines will not recur. The market value of certain mortgage-backed securities, including IO and PO classes of mortgage-backed securities, can be extremely volatile, and these securities may become illiquid. Mitchell Hutchins or the applicable sub-adviser seeks to manage a fund's investments in mortgage-backed securities so that the volatility of its portfolio, taken as a whole, is consistent with its investment objective. Management of portfolio duration is an important part of this. However, computing the duration of mortgage-backed securities is complex. See, "The Funds' Investments, Related Risks and Limitations -- Duration." If Mitchell Hutchins or the applicable sub-adviser does not compute the duration of mortgage-backed securities correctly, the value of the fund's portfolio may be either more or less sensitive to changes in market interest rates than intended. In addition, if market interest rates or other factors that affect the volatility of securities held by a fund change in ways that Mitchell Hutchins or the applicable sub-adviser does not anticipate, the fund's ability to meet its investment objective may be reduced.

      More information concerning these mortgage-backed securities and the related risks of investments therein is set forth below. New types of mortgage-backed securities are developed and marketed from time to time and, consistent with their investment limitations, the funds expect to invest in those new types of mortgage-backed securities that Mitchell Hutchins or the applicable sub-adviser believe may assist the funds in achieving their investment objectives. Similarly, the funds may invest in mortgage-backed securities issued by new or existing governmental or private issuers other than those identified herein. The funds that may invest in foreign securities may invest in foreign mortgage-backed securities, which may be structured differently than domestic mortgage-backed securities.

      GINNIE MAE CERTIFICATES -- Ginnie Mae guarantees certain mortgage pass-through certificates ("Ginnie Mae certificates") that are issued by Private Mortgage Lenders and that represent ownership interests in individual pools of residential mortgage loans. These securities are designed to provide monthly payments of interest and principal to the investor. Timely payment of interest and principal is backed by the full faith and credit of the U.S. government. Each mortgagor's monthly payments to his lending institution on his residential mortgage are "passed through" to certificateholders such as the funds. Mortgage pools consist of whole mortgage loans or participations in loans. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. Lending institutions that originate mortgages for the pools are subject to certain standards, including credit and other underwriting criteria for individual mortgages included in the pools.

      FANNIE MAE CERTIFICATES -- Fannie Mae facilitates a national secondary market in residential mortgage loans insured or guaranteed by U.S. government agencies and in privately insured or uninsured residential mortgage loans (sometimes referred to as "conventional mortgage loans" or "conventional loans") through its mortgage purchase and mortgage-backed securities sales activities. Fannie Mae issues guaranteed mortgage pass-through certificates ("Fannie Mae certificates"), which represent pro rata shares of all interest and principal payments made and owed on the underlying pools. Fannie Mae guarantees timely payment of interest and principal on Fannie Mae certificates. The Fannie Mae guarantee is not backed by the full faith and credit of the U.S. government.

      FREDDIE MAC CERTIFICATES -- Freddie Mac also facilitates a national secondary market for conventional residential and U.S. government-insured mortgage loans through its mortgage purchase and mortgage-backed securities sales activities. Freddie Mac issues two types of mortgage pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). Each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. Freddie Mac generally guarantees timely monthly payment of interest on PCs and the ultimate payment of principal, but it also has a PC program under which it guarantees timely payment of both principal and interest. GMCs also represent a pro rata interest in a pool of mortgages. These instruments, however, pay interest semi-annually and return principal once a year in guaranteed minimum payments. The Freddie Mac guarantee is not backed by the full faith and credit of the U.S. government.

      PRIVATE MORTGAGE-BACKED SECURITIES -- Mortgage-backed securities issued by Private Mortgage Lenders are structured similarly to CMOs issued or guaranteed by Ginnie Mae, Fannie Mae and Freddie Mac. Such mortgage-backed securities may be supported by pools of U.S. government or agency insured or guaranteed mortgage loans or by other mortgage-backed securities issued by a government agency or instrumentality, but they generally are supported by pools of conventional (i.e., non-government guaranteed or insured) mortgage loans. Since such mortgage-backed securities normally are not guaranteed by an entity having the credit standing of Ginnie Mae, Fannie Mae and Freddie Mac, they normally are structured with one or more types of credit enhancement. See "The Funds' Investments, Related Risks and Limitations -- Types of Credit Enhancement." These credit enhancements do not protect investors from changes in market value.

      COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTI-CLASS MORTGAGE PASS-THROUGHS -- CMOs are debt obligations that are collateralized by mortgage loans or mortgage pass-through securities (collectively "Mortgage Assets"). CMOs may be issued by Private Mortgage Lenders or by government entities such as Fannie Mae or Freddie Mac. Multi-class mortgage pass-through securities are interests in trusts that are comprised of Mortgage Assets and that have multiple classes similar to those in CMOs. Unless the context indicates otherwise, references herein to CMOs include multi-class mortgage pass-through securities. Payments of principal of, and interest on, the Mortgage Assets (and in the case of CMOs, any reinvestment income thereon) provide the funds to pay the debt service on the CMOs or to make scheduled distributions on the multi-class mortgage pass-through securities.

      In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMO, also referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrued on all classes of a CMO (other than any PO class) on a monthly, quarterly or semi-annual basis. The principal and interest on the Mortgage Assets may be allocated among the several classes of a CMO in many ways. In one structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates so that no payment of principal will be made on any class of the CMO until all other classes having an earlier stated maturity or final distribution date have been paid in full. In some CMO structures, all or a portion of the interest attributable to one or more of the CMO classes may be added to the principal amounts attributable to such classes, rather than passed through to certificateholders on a current basis, until other classes of the CMO are paid in full.

      Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier.

      Some CMO classes are structured to pay interest at rates that are adjusted in accordance with a formula, such as a multiple or fraction of the change in a specified interest rate index, so as to pay at a rate that will be attractive in certain interest rate environments but not in others. For example, an inverse floating rate CMO class pays interest at a rate that increases as a specified interest rate index decreases but decreases as that index increases. For other CMO classes, the yield may move in the same direction as market interest rates -- i.e., the yield may increase as rates increase and decrease as rates decrease -- but may do so more rapidly or to a greater degree. The market value of such securities generally is more volatile than that of a fixed-rate obligation. Such interest rate formulas may be combined with other CMO characteristics. For example, a CMO class may be an inverse IO class, on which the holders are entitled to receive no payments of principal and are entitled to receive interest at a rate that will vary inversely with a specified index or a multiple thereof.

      TYPES OF CREDIT ENHANCEMENT -- To lessen the effect of failures by obligors on Mortgage Assets to make payments, mortgage-backed securities may contain elements of credit enhancement. Such credit enhancement falls into two categories: (1) liquidity protection and (2) loss protection. Loss protection relates to losses resulting after default by an obligor on the underlying assets and collection of all amounts recoverable directly from the obligor and through liquidation of the collateral. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets (usually the bank, savings association or mortgage banker that transferred the underlying loans to the issuer of the security), to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Loss protection ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor, from third parties, through various means of structuring the transaction or through a combination of such approaches. A fund will not pay any additional fees for such credit enhancement, although the existence of credit enhancement may increase the price of a security. Credit enhancements do not provide protection against changes in the market value of the security. Examples of credit enhancement arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "spread accounts" or "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed that required to make payment of the securities and pay any servicing or other fees). The degree of credit enhancement provided for each issue generally is based on historical information regarding the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated could adversely affect the return on an investment in such a security.

      SPECIAL CHARACTERISTICS OF MORTGAGE- AND ASSET-BACKED SECURITIES -- The yield characteristics of mortgage- and asset-backed securities differ from those of traditiona1 debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other obligations generally may be prepaid at any time. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Similar factors apply to prepayments on asset-backed securities, but the receivables underlying asset-backed securities generally are of a shorter maturity and thus are less likely to experience substantial prepayments. Such securities, however, often provide that for a specified time period the issuers will replace receivables in the pool that are repaid with comparable obligations. If the issuer is unable to do so, repayment of principal on the asset-backed securities may commence at an earlier date. Mortgage- and asset-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment.

      The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificateholders and to any guarantor, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

      Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool's term may be shortened by unscheduled or early payments of principal on the underlying mortgages. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. In the past, a common industry practice was to assume that prepayments on pools of fixed-rate 30-year mortgages would result in a 12-year average life for the pool. At present, mortgage pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of declining interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield. Reinvestment of prepayments may occur at lower interest rates than the original investment, thus adversely affecting a fund's yield.

      ADJUSTABLE RATE MORTGAGE AND FLOATING RATE MORTGAGE-BACKED SECURITIES -- Adjustable rate mortgage ("ARM") securities (sometimes referred to as "ARMs") are mortgage-backed securities that represent a right to receive interest payments at a rate that is adjusted to reflect the interest earned on a pool of mortgage loans bearing variable or adjustable rates of interest. Floating rate mortgage-backed securities are classes of mortgage-backed securities that have been structured to represent the right to receive interest payments at rates that fluctuate in accordance with an index but that generally are supported by pools comprised of fixed-rate mortgage loans. Because the interest rates on ARM and floating rate mortgage-backed securities are reset in response to changes in a specified market index, the values of such securities tend to be less sensitive to interest rate fluctuations than the values of fixed-rate securities. As a result, during periods of rising interest rates, ARMs generally do not decrease in value as much as fixed-rate securities. Conversely, during periods of declining rates, ARMs generally do not increase in value as much as fixed-rate securities. ARMs represent a right to receive interest payments at a rate that is adjusted to reflect the interest earned on a pool of ARM loans. These mortgage loans generally specify that the borrower's mortgage interest rate may not be adjusted above a specified lifetime maximum rate or, in some cases, below a minimum lifetime rate. In addition, certain ARM loans specify limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. These mortgage loans also may limit changes in the maximum amount by which the borrower's monthly payment may adjust for any single adjustment period. In the event that a monthly payment is not sufficient to pay the interest accruing on the ARM loan, any such excess interest is added to the mortgage loan ("negative amortization"), which is repaid through future payments. If a monthly payment exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment that would have been necessary to amortize the outstanding principal balance over the remaining term of the loan, the excess reduces the principal balance of the ARM loan. Borrowers under these mortgage loans experiencing negative amortization may take longer to build up their equity in the underlying property and may be more likely to default.

      ARM loans also may be subject to a greater rate of prepayments in a declining interest rate environment. For example, during a period of declining interest rates, prepayments on ARMs could increase because the availability of fixed-rate mortgage loans at competitive interest rates may encourage mortgagors to "lock-in" at a lower interest rate. Conversely, during a period of rising interest rates, prepayments on ARM loans might decrease. The rate of prepayments with respect to ARM loans has fluctuated in recent years.

      The rates of interest payable on certain ARM loans, and therefore on certain ARM securities, are based on indices, such as the one-year constant maturity Treasury rate, that reflect changes in market interest rates. Others are based on indices, such as the 11th District Federal Home Loan Bank Cost of Funds Index ("COFI"), that tend to lag behind changes in market interest rates. The values of ARM securities supported by ARM loans that adjust based on lagging indices tend to be somewhat more sensitive to interest rate fluctuations than those reflecting current interest rate levels, although the values of such ARM securities still tend to be less sensitive to interest rate fluctuations than fixed-rate securities.

      Floating rate mortgage-backed securities are classes of mortgage-backed securities that have been structured to represent the right to receive interest payments at rates that fluctuate in accordance with an index but that generally are supported by pools comprised of fixed-rate mortgage loans. As with ARM securities, interest rate adjustments on floating rate mortgage-backed securities may be based on indices that lag behind market interest rates. Interest rates on floating rate mortgage-backed securities generally are adjusted monthly. Floating rate mortgage-backed securities are subject to lifetime interest rate caps, but they generally are not subject to limitations on monthly or other periodic changes in interest rates or monthly payments.

      INVESTING IN FOREIGN SECURITIES. Investing in foreign securities may involve more risks than investing in U.S. securities. The value of foreign securities is subject to economic and political developments in the countries where the issuers operate and to changes in foreign currency values. Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may include expropriation, confiscatory taxation, withholding taxes on interest and/or dividends, limitations on the use of or transfer of fund assets and political or social instability or diplomatic developments. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. In those European countries that are using the Euro as a common currency unit, individual national economies may be adversely affected by the inability of national governments to use monetary policy to address their own economic or political concerns.

      Securities of many foreign companies may be less liquid and their prices more volatile than securities of comparable U.S. companies. From time to time foreign securities may be difficult to liquidate rapidly without significantly depressing the price of such securities. Foreign markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when some of a fund's assets are uninvested and no return is earned thereon. The inability of a fund to make intended security purchases due to settlement problems could cause the fund to miss attractive investment opportunities. Inability to dispose of a portfolio security due to settlement problems could result either in losses to the fund due to subsequent declines in the value of such portfolio security or, if the fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Foreign securities trading practices, including those involving securities settlement where fund assets may be released prior to receipt of payment, may expose a fund to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer. Legal remedies for defaults and disputes may have to be pursued in foreign courts, whose procedures differ substantially from those of U.S. courts.

      The costs of investing outside the United States frequently are higher than those attributable to investing in the United States. This is particularly true with respect to emerging capital markets. For example, the cost of maintaining custody of foreign securities exceeds custodian costs for domestic securities, and transaction and settlement costs of foreign investing frequently are higher than those attributable to domestic investing. Costs associated with the exchange of currencies also make foreign investing more expensive than domestic investing.

      Securities of foreign issuers may not be registered with the SEC, and the issuers thereof may not be subject to its reporting requirements. Accordingly, there may be less publicly available information concerning foreign issuers of securities held by a fund than is available concerning U.S. companies. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory requirements comparable to those applicable to U.S. companies.

      A fund may invest in foreign securities by purchasing depositary receipts, including American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"), or other securities convertible into securities of issuers based in foreign countries. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. They generally are in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets. EDRs are European receipts evidencing a similar arrangement, may be denominated in other currencies and are designed for use in European securities markets. GDRs are similar to EDRs and are designed for use in several international financial markets. For purposes of each fund's investment policies, depositary receipts generally are deemed to have the same classification as the underlying securities they represent. Thus, a depositary receipt representing ownership of common stock will be treated as common stock.

      ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through "sponsored" or "unsponsored" arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligations and the depositary's transaction fees are paid directly by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR.

      The funds that invest outside the United States anticipate that their brokerage transactions involving foreign securities of companies headquartered in countries other than the United States will be conducted primarily on the principal exchanges of such countries. Although a fund will endeavor to achieve the best net results in effecting its portfolio transactions, transactions on foreign exchanges are usually subject to fixed commissions that are generally higher than negotiated commissions on U.S. transactions. There is generally less government supervision and regulation of exchanges and brokers in foreign countries than in the United States.

      Substantial limitations may exist in certain countries with respect to the funds' ability to repatriate investment capital or the proceeds of sales of securities.

      FOREIGN CURRENCY RISKS. Currency risk is the risk that changes in foreign exchange rates may reduce the U.S. dollar value of a fund's foreign investments. If the value of a foreign currency rises against the value of the U.S. dollar, the value of a fund's investments that are denominated in, or linked to, that currency will increase. Conversely, if the value of a foreign currency declines against the value of the U.S. dollar, the value of such fund investments will decrease. These changes may have a significant impact on the value of fund shares. In some instances, a fund may use derivative strategies to hedge against changes in foreign currency value. (See "Strategies Using Derivative Instruments," below.) However, opportunities to hedge against currency risk may not exist in certain markets, particularly with respect to emerging market currencies, and even when appropriate hedging opportunities are available, a fund may choose not to hedge against currency risk.

      Generally, currency exchange rates are determined by supply and demand in the foreign exchange markets and the relative merits of investments in different countries. In the case of those European countries that use the Euro as a common currency unit, the relative merits of investments in the common market in which they participate, rather than the merits of investments in the individual country, will be a determinant of currency exchange rates. Currency exchange rates also can be affected by the intervention of the U.S. and foreign governments or central banks, the imposition of currency controls, speculation, devaluation or other political or economic developments inside and outside the United States.

      Each fund values its assets daily in U.S. dollars, and funds that hold foreign currencies do not intend to convert them to U.S. dollars on a daily basis. From time to time a fund's foreign currencies may be held as "foreign currency call accounts" at foreign branches of foreign or domestic banks. These accounts bear interest at negotiated rates and are payable upon relatively short demand periods. If a bank became insolvent, a fund could suffer a loss of some or all of the amounts deposited. Each fund may convert foreign currency to U.S. dollars from time to time.

      The U.S. dollar value of fund assets that are denominated in foreign currencies may be affected favorably or unfavorably by fluctuations in currency rates and exchange control regulations. Further, a fund may incur costs in connection with conversions between various currencies. Currency exchange dealers realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer normally will offer to sell a foreign currency to a fund at one rate, while offering a lesser rate of exchange should a fund desire immediately to resell that currency to the dealer. Funds that conduct currency exchange transactions do so either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into forward, futures or options contracts to purchase or sell foreign currencies.

      EMERGING MARKET INVESTMENTS. The special risks of investing in foreign securities are heightened in emerging markets. For example, many emerging market currencies recently have experienced significant devaluations relative to the U.S. dollar in recent years. Emerging market countries typically have economic and political systems that are less fully developed and can be expected to be less stable than those of developed countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of government expropriation or nationalization of private property. The possibility of low or nonexistent trading volume in the securities of companies in emerging markets also may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater degree of change in earnings and business prospects than are companies in more developed markets.

      INVESTMENT AND REPATRIATION RESTRICTIONS -- Foreign investment in the securities markets of several emerging market countries is restricted or controlled to varying degrees. These restrictions may limit a fund's investment in these countries and may increase its expenses. For example, certain countries may require governmental approval prior to investments by foreign persons in a particular company or industry sector or limit investment by foreign persons to only a specific class of securities of a company, which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. Certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. In addition, the repatriation of both investment income and capital from some emerging market countries is subject to restrictions, such as the need for certain government consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of a fund's operations. These restrictions may in the future make it undesirable to invest in the countries to which they apply. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose restrictions on foreign capital remittances abroad. A fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investments.

      If, because of restrictions on repatriation or conversion, a fund were unable to distribute substantially all of its net investment income and capital gains within applicable time periods, the fund would be subject to federal income and/or excise taxes that would not otherwise be incurred and could cease to qualify for the favorable tax treatment afforded to regulated investment companies under the Internal Revenue Code. If it did cease to qualify for that treatment, it would become subject to federal income tax on all of its income and net gains. See "Taxes -- Qualification as a Regulated Investment Company," below.

      DIFFERENCES BETWEEN THE U.S. AND EMERGING MARKET SECURITIES MARKETS. Most of the securities markets of emerging market countries have substantially less volume than the New York Stock Exchange, and equity securities of most companies in emerging market countries are less liquid and more volatile than equity securities of U.S. companies of comparable size. Some of the stock exchanges in emerging market countries are in the earliest stages of their development. As a result, securities settlements may in some instances be subject to delays and related administrative uncertainties. Many companies whose securities are traded on securities markets in emerging market countries are smaller, newer and less seasoned than companies whose securities are traded on securities markets in the United States. Investments in smaller companies involve greater risk than is customarily associated with investing in larger companies. Smaller companies may have limited product lines, markets or financial or managerial resources and may be more susceptible to losses and risks of bankruptcy. Additionally, market-making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. Accordingly, each of these markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. To the extent that an emerging market country experiences rapid increases in its money supply and investment in equity securities for speculative purposes, the equity securities traded in that country may trade at price-earnings multiples higher than those of comparable companies trading on securities markets in the United States, which may not be sustainable.

      GOVERNMENT SUPERVISION OF EMERGING MARKET SECURITIES MARKETS; LEGAL SYSTEMS. There is also less government supervision and regulation of securities exchanges, listed companies and brokers in emerging market countries than exists in the United States. Therefore, less information may be available to a fund than with respect to investments in the United States. Further, in certain countries, less information may be available to a fund than to local market participants. Brokers in other countries may not be as well capitalized as those in the United States, so that they are more susceptible to financial failure in times of market, political or economic stress. In addition, existing laws and regulations are often inconsistently applied. As legal systems in some of the emerging market countries develop, foreign investors may be adversely affected by new laws and regulations, changes to existing laws and regulations and preemption of local laws and regulations by national laws. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

      SOCIAL, POLITICAL AND ECONOMIC FACTORS -- Many emerging market countries may be subject to a greater degree of social, political and economic instability than is the case in the United States. Any change in the leadership or policies of these countries may halt the expansion of or reverse any liberalization of foreign investment policies now occurring. Such instability may result from, among other things, the following: (1) authoritarian governments or military involvement in political and economic decision making, and changes in government through extra-constitutional means; (2) popular unrest associated with demands for improved political, economic and social conditions; (3) internal insurgencies; (4) hostile relations with neighboring countries; and (5) ethnic, religious and racial disaffection. Such social, political and economic instability could significantly disrupt the financial markets in those countries and elsewhere and could adversely affect the value of a fund's assets. In addition, there may be the possibility of asset expropriations or future confiscatory levels of taxation affecting a fund.

      The economies of many emerging markets are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally the United

States, Japan, China and the European Union. The enactment by the United States or other principal trading partners of protectionist trade legislation, reduction of foreign investment in the local economies and general declines in the international securities markets could have a significant adverse effect upon the securities markets of these countries. In addition, the economies of some countries are vulnerable to weakness in world prices for their commodity exports, including crude oil. A country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international price of such commodities.

      Emerging markets include formerly communist countries of Eastern Europe, Russia and the other countries that once formed the Soviet Union, and China. Upon the accession to power of communist regimes approximately 50 to 80 years ago, the governments of a number of these countries seized a large amount of property. The claims of many property owners against those governments were never finally settled. There can be no guarantee that a fund's investments in these countries, if any, would not also be seized or otherwise taken away, in which case the fund could lose its entire investment in the country involved.

      FINANCIAL INFORMATION AND LEGAL STANDARDS -- Issuers in emerging market countries generally are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of an emerging market issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules may require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets.

      In addition, existing laws and regulations are often inconsistently applied. As legal systems in some of the emerging market countries develop, foreign investors may be adversely affected by new laws and regulations, changes to existing laws and regulations and preemption of local laws and regulations by national laws. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

      FOREIGN SOVEREIGN DEBT. Sovereign debt includes bonds that are issued by foreign governments or their agencies, instrumentalities or political subdivisions or by foreign central banks. Sovereign debt also may be issued by quasi-governmental entities that are owned by foreign governments but are not backed by their full faith and credit or general taxing powers. Investment in sovereign debt involves special risks. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal and/or interest when due in accordance with the terms of such debt, and the funds may have limited legal recourse in the event of a default.

      Sovereign debt differs from debt obligations issued by private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Legal recourse is therefore somewhat diminished. Political conditions, especially a sovereign entity's willingness to meet the terms of its debt obligations, are of considerable significance. Also, there can be no assurance that the holders of commercial bank debt issued by the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements.

      A sovereign debtor's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject. A country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international price of such commodities. Increased protectionism on the part of a country's trading partners, or political changes in those countries, could also adversely affect its exports. Such events could diminish a country's trade account surplus, if any, or the credit standing of a particular local government or agency. Another factor bearing on the ability of a country to repay sovereign debt is the level of the country's international reserves. Fluctuations in the level of these reserves can affect the amount of foreign exchange readily available for external debt payments and, thus, could have a bearing on the capacity of the country to make payments on its sovereign debt.

      The occurrence of political, social or diplomatic changes in one or more of the countries issuing sovereign debt could adversely affect a fund's investments. Political changes or a deterioration of a country's domestic economy or balance of trade may affect the willingness of countries to service their sovereign debt. While Mitchell Hutchins or the sub-adviser manages a fund's portfolio in a manner that is intended to minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause a fund to suffer a loss of interest or principal on any of its sovereign debt holdings.

      With respect to sovereign debt of emerging market issuers, investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments. Some emerging market countries have from time to time declared moratoria on the payment of principal and interest on external debt.

      Some emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds (discussed below), and obtaining new credit to finance interest payments. Holders of sovereign debt, including the funds, may be requested to participate in the rescheduling of such debt and to extend further loans to sovereign debtors. The interests of holders of sovereign debt could be adversely affected in the course of restructuring arrangements or by certain other factors referred to below. Furthermore, some of the participants in the secondary market for sovereign debt may also be directly involved in negotiating the terms of these arrangements and may, therefore, have access to information not available to other market participants. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of certain issuers of sovereign debt. There is no bankruptcy proceeding by which sovereign debt on which a sovereign has defaulted may be collected in whole or in part.

      Foreign investment in certain sovereign debt is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in such sovereign debt and increase the costs and expenses of a fund. Certain countries in which a fund may invest require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries or impose additional taxes on foreign investors. Certain issuers may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in a country's balance of payments the country could impose temporary restrictions on foreign capital remittances. A fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the fund of any restrictions on investments. Investing in local markets may require a fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the fund.

      BRADY BONDS -- Brady Bonds are sovereign bonds issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the International Monetary Fund ("IMF"). The Brady Plan framework, as it has developed, contemplates the exchange of commercial bank debt for newly issued Brady Bonds. Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. The World Bank and the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount.

      Brady Bonds do not have a long payment history. Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt, which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from the face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Regardless of the stated face amount and stated interest rate of the various types of Brady Bonds, a fund will purchase Brady Bonds in which the price and yield to the investor reflect market conditions at the time of purchase.

      Certain Brady Bonds have been collateralized as to principal due at maturity by U.S. Treasury zero coupon bonds with maturities equal to the final maturity of such Brady Bonds. Collateral purchases are financed by the IMF, the World Bank and the debtor nations' reserves. In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent until the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments that would have then been due on the Brady Bonds in the normal course. Interest payments on Brady Bonds may be wholly uncollateralized or may be collateralized by cash or high grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments, with the balance of the interest accruals being uncollateralized.

      Brady Bonds are often viewed as having several valuation components: (1) the collateralized repayment of principal, if any, at final maturity, (2) the collateralized interest payments, if any, (3) the uncollateralized interest payments and (4) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative. A fund may purchase Brady Bonds with no or limited collateralization and will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) repayment of principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds.

      STRUCTURED FOREIGN INVESTMENTS. This term generally refers to interests in U.S. and foreign entities organized and operated solely for the purpose of securitizing or restructuring the investment characteristics of foreign securities. This type of securitization or restructuring usually involves the deposit with or purchase by a U.S. or foreign entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured foreign investments to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured foreign investments is often dependent on the extent of the cash flow on the underlying instruments.

      Structured foreign investments frequently involve no credit enhancement. Accordingly, their credit risk generally will be equivalent to that of the underlying instruments. In addition, classes of structured foreign investments may be subordinated to the right of payment of another class. Subordinated structured foreign investments typically have higher yields and present greater risks than unsubordinated structured foreign investments. Structured foreign investments are typically sold in private placement transactions, and there currently is no active trading market for structured foreign investments.

      CURRENCY-LINKED INVESTMENTS. The principal amount of securities that are indexed to specific foreign currency exchange rates may be adjusted up or down (but not below zero) at maturity to reflect changes in the exchange rate between two currencies. A fund may experience loss of principal due to these adjustments.

      INVESTMENTS IN OTHER INVESTMENT COMPANIES. Each fund may invest in securities of other investment companies, subject to limitations under the Investment Company Act. Among other things, these limitations currently restrict a fund's aggregate investments in other investment companies to no more than 10% of its total assets. A fund's investments in certain private investment vehicles are not subject to this restriction. The shares of other investment companies are subject to the management fees and other expenses of those companies, and the purchase of shares of some investment companies requires the payment of sales loads and (in the case of closed-end investment companies) sometimes substantial premiums above the value of those companies' portfolio securities. At the same time, a fund would continue to pay its own management fees and expenses with respect to all its investments, including shares of other investment companies. Each fund may invest in the shares of other investment companies when, in the judgment of Mitchell Hutchins or the applicable sub-adviser, the potential benefits of the investment outweigh the payment of any management fees and expenses and, where applicable, premium or sales load.

      From time to time, investments in other investment companies may be the most effective available means for a fund to invest a portion of its assets. In some cases, investment in another investment company may be the most practical way for a fund to invest in securities of issuers in certain countries. These investments may include World Equity Benchmark SharesSM (commonly known as "WEBS"), which are exchange-traded shares of series of an investment company that are designed to replicate the composition and performance of publicly traded issuers in particular foreign countries. A fund's investment in another investment company is subject to the risks of that investment company's underlying portfolio securities. Shares of exchange-traded investment companies also can trade at substantial discounts below the value of the companies' portfolio securities.

      Money Market Portfolio may invest in the securities of other money market funds when Mitchell Hutchins believes that (1) the amounts to be invested are too small or are available too late in the day to be effectively invested in money market instruments, (2) shares of other money market funds otherwise would provide a better return than direct investment in money market instruments or
(3) such investments would enhance the fund's liquidity. The other funds may invest in the securities of money market funds for similar reasons.

      ZERO COUPON AND OTHER OID SECURITIES; PIK SECURITIES. Zero coupon securities are securities on which no periodic interest payments are made but instead are issued at a deep discount from their maturity value. The buyer of these securities receives a rate of return by the gradual appreciation of the security, which results from the fact that it will be paid at face value on a specified maturity date. There are many types of zero coupon securities. Some are issued in zero coupon form, including Treasury bills, notes and bonds that have been stripped of (separated from) their unmatured interest coupons (unmatured interest payments) and receipts or certificates representing interests in such stripped debt obligations and coupons. Others are created by brokerage firms that strip the coupons from interest-paying bonds and sell the principal and the coupons separately.

      Other securities that are sold with original issue discount ("OID") (i.e., the difference between the issue price and the value at maturity) may provide for some interest to be paid prior to maturity. In addition, payment-in-kind ("PIK") securities pay interest in additional securities, not in cash. OID and PIK securities usually trade at a discount from their face value.

      Zero coupon securities are generally more sensitive to changes in interest rates than debt obligations of comparable maturities that make current interest payments. This means that when interest rates fall, the value of zero coupon securities rises more rapidly than securities paying interest on a current basis. However, when interest rates rise, their value falls more dramatically. Other OID securities and PIK securities also are subject to greater fluctuations in market value in response to changing interest rates than bonds of comparable maturities that make current distributions of interest in cash.

      Because federal tax law requires that accrued OID and "interest" on PIK securities must be included in a fund's current income (see "Taxes," below), a fund might be required to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. These distributions would have to be made from the fund's cash assets or, if necessary, from the proceeds of sales of portfolio securities. A fund would not be able to purchase additional securities with cash used to make these distributions and its current income and the value of its shares would ultimately be reduced as a result.

      Certain zero coupon securities are U.S. Treasury notes and bonds that have been stripped of their unmatured interest coupon receipts or interests in such U.S. Treasury securities or coupons. The staff of the SEC currently takes the position that "stripped" U.S. government securities that are not issued through the U.S. Treasury are not U.S. government securities. This technique is frequently used with U.S. Treasury bonds to create CATS (Certificate of Accrual Treasury Securities), TIGRs (Treasury Income Growth Receipts) and similar securities.

      CONVERTIBLE SECURITIES. A convertible security is a bond, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest or dividends until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities,
(2) are less subject to fluctuation in value than the underlying stock because they have fixed income characteristics and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer's common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

      A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by a fund is called for redemption, the fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

      LOAN PARTICIPATIONS AND ASSIGNMENTS. Investments in secured or unsecured fixed or floating rate loans ("Loans") arranged through private negotiations between a borrowing corporation, government or other entity and one or more financial institutions ("Lenders") may be in the form of participations ("Participations") in Loans or assignments ("Assignments") of all or a portion of Loans from third parties. Participations typically result in the fund's having a contractual relationship only with the Lender, not with the borrower. A fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, a fund generally has no direct right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and a fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, a fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the selling Lender, the fund may be treated as a general creditor of that Lender and may not benefit from any set-off between the Lender and the borrower. A fund will acquire Participations only if Mitchell Hutchins or the applicable sub-adviser determines that the selling Lender is creditworthy.

      When a fund purchases Assignments from Lenders, it acquires direct rights against the borrower on the Loan. In an Assignment, the fund is entitled to receive payments directly from the borrower and, therefore, does not depend on the selling bank to pass these payments onto the fund. However, because Assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by the fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

      Assignments and Participations are generally not registered under the Securities Act of 1933, as amended ("Securities Act"), and thus may be subject to a fund's limitation on investment in illiquid securities. Because there may be no liquid market for such securities, such securities may be sold only to a limited number of institutional investors. The lack of a liquid secondary market could have an adverse impact on the value of such securities and on a fund's ability to dispose of particular Assignments or Participations when necessary to meet the fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower.

      TEMPORARY AND DEFENSIVE INVESTMENTS; MONEY MARKET INVESTMENTS. Each fund may invest in money market investments for temporary or defensive purposes, to reinvest cash collateral from its securities lending activities or as part of its normal investment program. Except for Money Market Portfolio and Balanced Fund (whose money market investments are described elsewhere), such investments include, among other things, (1) securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities, (2) debt obligations of banks, savings and loan institutions, insurance companies and mortgage bankers,
(3) commercial paper and notes, including those with variable and floating rates of interest, (4) debt obligations of foreign branches of U.S. banks, U.S. branches of foreign banks, and foreign branches of foreign banks, (5) debt obligations issued or guaranteed by one or more foreign governments or any of their foreign political subdivisions, agencies or instrumentalities, including obligations of supranational entities, (6) bonds issued by foreign issuers, (7) repurchase agreements and (8) other investment companies that invest exclusively in money market instruments and similar private investment vehicles. Only those funds that may invest outside the United States may invest in money market instruments that are denominated in foreign currencies.

      WARRANTS. Warrants are securities permitting, but not obligating, holders to subscribe for other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

      ILLIQUID SECURITIES. The term "illiquid securities" for purposes of the Prospectus and SAI means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a fund has valued the securities and includes, among other things, purchased over-the-counter options, repurchase agreements maturing in more than seven days and restricted securities other than those Mitchell Hutchins or the applicable sub-adviser has determined are liquid pursuant to guidelines established by the board. The assets used as cover for over-the-counter options written by a fund will be considered illiquid unless the over-the-counter options are sold to qualified dealers that agree that the fund may repurchase any over-the-counter options it writes at a maximum price to be calculated by a formula set forth in the option agreements. The cover for an over-the-counter option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option. Under current SEC guidelines, interest only and principal only classes of mortgage-backed securities generally are considered illiquid. However, interest only and principal only classes of fixed-rate mortgage-backed securities issued by the U.S. government or one of its agencies or instrumentalities will not be considered illiquid if Mitchell Hutchins or the applicable sub-adviser has determined that they are liquid pursuant to guidelines established by the board. A fund may not be able to readily liquidate its investments in illiquid securities and may have to sell other investments if necessary to raise cash to meet its obligations. The lack of a liquid secondary market for illiquid securities may make it more difficult for a fund to assign a value to those securities for purposes of valuing its portfolio and calculating its net asset value.

      Restricted securities are not registered under the Securities Act and may be sold only in privately negotiated or other exempted transactions or after a Securities Act registration statement has become effective. Where registration is required, a fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time a fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a fund might obtain a less favorable price than prevailed when it decided to sell.

      Not all restricted securities are illiquid. If a fund that may invest outside the United States holds foreign securities that are freely tradeable in the country in which they are principally traded, they generally are not considered illiquid, even if they are restricted in the United States. A large institutional market has developed for many U.S. and foreign securities that are not registered under the Securities Act. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

      Institutional markets for restricted securities also have developed as a result of Rule 144A, which establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. Such markets include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible restricted securities held by a fund, however, could affect adversely the marketability of the securities, and the fund might be unable to dispose of them promptly or at favorable prices.

      The board has delegated the function of making day-to-day determinations of liquidity to Mitchell Hutchins or the applicable sub-adviser pursuant to guidelines approved by the board. Mitchell Hutchins or the sub-adviser takes into account a number of factors in reaching liquidity decisions, including (1) the frequency of trades for the security, (2) the number of dealers that make quotes for the security, (3) the number of dealers that have undertaken to make a market in the security, (4) the number of other potential purchasers and (5) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how bids are solicited and the mechanics of transfer).
Mitchell Hutchins or the sub-adviser monitors the liquidity of restricted securities in each fund's portfolio and reports periodically on such decisions to the board.

      Mitchell Hutchins and (where applicable) the sub-adviser monitor each fund's overall holdings of illiquid securities. If a fund's holdings of illiquid securities exceeds its limitation on investments in illiquid securities for any reason (such as a particular security becoming illiquid, changes in relative market values of liquid and illiquid portfolio securities or shareholder redemptions), Mitchell Hutchins and the sub-adviser will consider what action would be in the best interest of the fund and its shareholders. Such action may include engaging in an orderly disposition of securities to reduce the fund's holdings of illiquid securities. However, a fund is not required immediately to dispose of illiquid securities under these circumstances, and Mitchell Hutchins or the applicable sub-adviser, with the concurrence of the board, may determine that it is in the best interests of the fund and its shareholders to continue to hold the illiquid securities.

      REPURCHASE AGREEMENTS. Repurchase agreements are transactions in which a fund purchases securities or other obligations from a bank or securities dealer (or its affiliate) and simultaneously commits to resell them to the counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. A fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special "tri-party" custodian or sub-custodian that maintains separate accounts for both the fund and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligations.

      Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by a fund upon acquisition is accrued as interest and included in its net investment income. Repurchase agreements involving obligations other than U.S. government securities (such as commercial paper and corporate bonds) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty's insolvency. If the seller or guarantor becomes insolvent, the fund may suffer delays, costs and possible losses in connection with the disposition of collateral. Each fund intends to enter into repurchase agreements only with counterparties in transactions believed by Mitchell Hutchins or the applicable sub-adviser to present minimum credit risks.

      REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements involve the sale of securities held by a fund subject to its agreement to repurchase the securities at an agreed-upon date or upon demand and at a price reflecting a market rate of interest. Reverse repurchase agreements are subject to each fund's limitation on borrowings and may be entered into only with banks or securities dealers or their affiliates. While a reverse repurchase agreement is outstanding, a fund will maintain, in a segregated account with its custodian, cash or liquid securities, marked to market daily, in an amount at least equal to its obligations under the reverse repurchase agreement. See "The Funds' Investments, Related Risks and Limitations -- Segregated Accounts."

      Reverse repurchase agreements involve the risk that the buyer of the securities sold by a fund might be unable to deliver them when that fund seeks to repurchase. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or trustee or receiver may receive an extension of time to determine whether to enforce that fund's obligation to repurchase the securities, and the fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

      WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Each fund may purchase securities on a "when-issued" basis or may purchase or sell securities for delayed delivery, i.e., for issuance or delivery to the fund later than the normal settlement date at a stated price and yield. When issued securities include TBA ("to be announced") securities. TBA securities are usually mortgage-backed securities that are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal amount and maturity date are determined upon settlement when the specific mortgage pools are assigned. A fund generally would not pay for such securities or start earning interest on them until they are received. However, when a fund undertakes a when-issued or delayed delivery obligation, it immediately assumes the risks of ownership, including the risks of price fluctuation. Failure of the issuer to deliver a security purchased by a fund on a when-issued or delayed delivery basis may result in the fund's incurring or missing an opportunity to make an alternative investment.

      A security purchased on a when-issued or delayed delivery basis is recorded as an asset on the commitment date and is subject to changes in market value, generally based upon changes in the level of interest rates. Thus, fluctuation in the value of the security from the time of the commitment date will affect a fund's net asset value. When a fund commits to purchase securities on a when-issued or delayed delivery basis, its custodian segregates assets to cover the amount of the commitment. See "The Funds' Investments, Related Risks and Limitations -- Segregated Accounts." A fund's when-issued and delayed-delivery purchase commitments could cause its net asset value per share to be more volatile. A fund may sell the right to acquire the security prior to delivery if Mitchell Hutchins or the applicable sub-adviser deems it advantageous to do so, which may result in a gain or loss to the fund.

      DOLLAR ROLLS. In a dollar roll, a fund sells TBA mortgage-backed or other securities for delivery on the next regular settlement date for those securities and, simultaneously, contracts to purchase substantially similar securities for delivery on a later settlement date. Dollar rolls also are subject to a fund's limitation on borrowings.

      DURATION. Duration is a measure of the expected life of a bond on a present value basis. Duration incorporates the bond's yield, coupon interest payments, final maturity and call features into one measure and is one of the fundamental tools used by Mitchell Hutchins or the applicable sub-adviser in portfolio selection and yield curve positioning of a fund's bond investments. Duration was developed as a more precise alternative to the concept "term to maturity." Traditionally, a bond's "term to maturity" has been used as a proxy for the sensitivity of the bond's price to changes in interest rates (which is the "interest rate risk" or "volatility" of the bond). However, "term to maturity" measures only the time until the scheduled final payment on the bond, taking no account of the pattern of payments prior to maturity.

      Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, expected to be made, and weights them by the present values of the cash to be received at each future point in time. For any bond with interest payments occurring prior to the payment of principal, duration is always less than maturity. For example, depending on its coupon and the level of market yields, a Treasury note with a remaining maturity of five years might have a duration of 4.5 years. For mortgage-backed and other securities that are subject to prepayments, put or call features or adjustable coupons, the difference between the remaining stated maturity and the duration is likely to be much greater.

      Duration allows Mitchell Hutchins or the applicable sub-adviser to make certain predictions as to the effect that changes in the level of interest rates will have on the value of a fund's portfolio of bonds. For example, when the level of interest rates increases by 1%, a bond having a positive duration of three years generally will decrease by approximately 3%. Thus, if Mitchell Hutchins or a sub-adviser calculates the duration of a fund's portfolio of bonds as three years, it normally would expect the portfolio to change in value by approximately 3% for every 1% change in the level of interest rates. However, various factors, such as changes in anticipated prepayment rates, qualitative considerations and market supply and demand, can cause particular securities to respond somewhat differently to changes in interest rates than indicated in the above example. Moreover, in the case of mortgage-backed and other complex securities, duration calculations are estimates and are not precise. This is particularly true during periods of market volatility. Accordingly, the net asset value of a fund's portfolio of bonds may vary in relation to interest rates by a greater or lesser percentage than indicated by the above example.

      Futures, options and options on futures have durations that, in general, are closely related to the duration of the securities that underlie them. Holding long futures or call option positions will lengthen portfolio duration by approximately the same amount as would holding an equivalent amount of the underlying securities. Short futures or put options have durations roughly equal to the negative duration of the securities that underlie these positions, and have the effect of reducing portfolio duration by approximately the same amount as would selling an equivalent amount of the underlying securities.

      There are some situations in which the standard duration calculation does not properly reflect the interest rate exposure of a bond. For example, floating and variable rate bonds often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by the standard duration calculation is the case of mortgage-backed securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are critical in determining the securities' interest rate exposure. In these and other similar situations, Mitchell Hutchins or the applicable sub-adviser will use more sophisticated analytical techniques that incorporate the economic life of a security into the determination of its duration and, therefore, its interest rate exposure.

      LENDING OF PORTFOLIO SECURITIES. Each fund is authorized to lend its portfolio to broker-dealers or institutional investors that Mitchell Hutchins deems qualified. Lending securities enables a fund to earn additional income, but could result in a loss or delay in recovering these securities. The borrower of a fund's portfolio securities must maintain acceptable collateral with the fund's custodian in an amount, marked to market daily, at least equal to the market value of the securities loaned, plus accrued interest and dividends. Acceptable collateral is limited to cash, U.S. government securities and irrevocable letters of credit that meet certain guidelines established by Mitchell Hutchins. Each fund may reinvest any cash collateral in money market investments or other short-term liquid investments including other investment companies. A fund also may reinvest cash collateral in private investment vehicles similar to money market funds, including one managed by Mitchell Hutchins. In determining whether to lend securities to a particular broker-dealer or institutional investor, Mitchell Hutchins will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. Each fund will retain authority to terminate any of its loans at any time. Each fund may pay reasonable fees in connection with a loan and may pay the borrower or placing broker a negotiated portion of the interest earned on the reinvestment of cash held as collateral. A fund will receive amounts equivalent to any dividends, interest or other distributions on the securities loaned. Each fund will regain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights, when regaining such rights is considered to be in the fund's interest.

      Pursuant to procedures adopted by the board governing each fund's securities lending program, PaineWebber has been retained to serve as lending agent for each fund. The boards also have authorized the payment of fees (including fees calculated as a percentage of invested cash collateral) to PaineWebber for these services. Each board periodically reviews all portfolio securities loan transactions for which PaineWebber acted as lending agent. PaineWebber also has been approved as a borrower under each fund's securities lending program.

      SHORT SALES "AGAINST THE BOX." Each fund (other than Money Market Portfolio) may engage in short sales of securities it owns or has the right to acquire at no added cost through conversion or exchange of other securities it owns (short sales "against the box"). To make delivery to the purchaser in a short sale, the executing broker borrows the securities being sold short on behalf of a fund, and that fund is obligated to replace the securities borrowed at a date in the future. When a fund sells short, it establishes a margin account with the broker effecting the short sale and deposits collateral with the broker. In addition, the fund maintains, in a segregated account with its custodian, the securities that could be used to cover the short sale. Each fund incurs transaction costs, including interest expense, in connection with opening, maintaining and closing short sales "against the box."

      A fund might make a short sale "against the box" to hedge against market risks when Mitchell Hutchins or a sub-adviser believes that the price of a security may decline, thereby causing a decline in the value of a security owned by the fund or a security convertible into or exchangeable for a security owned by the fund. In such case, any loss in the fund's long position after the short sale should be reduced by a corresponding gain in the short position. Conversely, any gain in the long position after the short sale should be reduced by a corresponding loss in the short position. The extent to which gains or losses in the long position are reduced will depend upon the amount of the securities sold short relative to the amount of the securities a fund owns, either directly or indirectly, and in the case where the fund owns convertible securities, changes in the investment values or conversion premiums of such securities.

      SEGREGATED ACCOUNTS. When a fund enters into certain transactions that involve obligations to make future payments to third parties, including the purchase of securities on a when-issued or delayed delivery basis, and reverse repurchase agreements, it will maintain with an approved custodian in a segregated account cash or liquid securities, marked to market daily, in an amount at least equal to the fund's obligation or commitment under such transactions. As described below under "Strategies Using Derivative Instruments," segregated accounts may also be required in connection with certain transactions involving options, futures or forward currency contracts and swaps.

INVESTMENT LIMITATIONS OF THE FUNDS

      FUNDAMENTAL LIMITATIONS. The following fundamental investment limitations cannot be changed for a fund without the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of the fund or (b) 67% or more of the shares of the fund present at a shareholders' meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. If a percentage restriction is adhered to at the time of an investment or transaction, later changes in percentage resulting from a change in values of portfolio securities or amount of total assets will not be considered a violation of any of the following limitations. With regard to the borrowings limitation in fundamental limitation (2), each fund will comply with the applicable restrictions of Section 18 of the Investment Company Act.

      Each fund will not:

      (1) purchase any security if, as a result of that purchase, 25% or more of the fund's total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or to municipal securities (or, in the case of Money Market Portfolio, to certificates of deposit and bankers' acceptances of domestic branches of U.S. banks).

      For Money Market Portfolio only the following interpretations apply to, but are not a part of, this fundamental restriction: (a) with respect to this limitation, domestic and foreign banking will be considered to be different industries and (b) asset-backed securities will be grouped in industries based upon their underlying assets and not treated as constituting a single, separate industry.

      (2) issue senior securities or borrow money, except as permitted under the Investment Company Act and then not in excess of 33 1/3% of the fund's total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, except that the fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes.

      (3) make loans, except through loans of portfolio securities or through repurchase agreements, provided that for purposes of this restriction, the acquisition of bonds, debentures, other bonds or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan.

      The following interpretation applies to, but is not part of, this fundamental restriction: A fund's investments in master notes and similar instruments will not be considered to be the making of a loan.

      (4) engage in the business of underwriting securities of other issuers, except to the extent that the fund might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities.

      (5) purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

      (6) purchase or sell physical commodities unless acquired as a result of owning securities or other instruments, but the fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

The following investment restriction applies to all funds except Global Income Portfolio and Strategic Income Portfolio:

      (7) purchase securities of any one issuer if, as a result, more than 5% of the fund's total assets would be invested in securities of that issuer or the fund would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the fund's total assets may be invested without regard to this limitation, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies and instrumentalities or to securities issued by other investment companies.

      The following interpretation applies to, but is not a part of, this fundamental restriction: Mortgage- and asset-backed securities will not be considered to have been issued by the same issuer by reason of the securities having the same sponsor, and mortgage- and asset-backed securities issued by a finance or other special purpose subsidiary that are not guaranteed by the parent company will be considered to be issued by a separate issuer from the parent company.

      NON-FUNDAMENTAL LIMITATIONS. The following investment restrictions are non-fundamental and may be changed by the vote of the board without shareholder approval. If a percentage restriction is adhered to at the time of an investment or transaction, later changes in percentage resulting from a change in values of portfolio securities or amount of total assets will not be considered a violation of any of the following limitations.

      Each fund will not:

      (1) hold assets of any issuers, at the end of any calendar quarter (or within 30 days thereafter), to the extent those holdings would cause the fund to fail to satisfy the diversification requirements imposed by section 817(h) of the Internal Revenue Code and the Treasury regulations issued thereunder on segregated asset accounts used to fund variable annuity and/or variable life insurance contracts (which requirements must be satisfied by the fund as the investment vehicle underlying those accounts);

      (2) purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding;

      (3) purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions and except that the fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments;

      (4) engage in short sales of securities or maintain a short position, except that the fund may (a) sell short "against the box" and (b) maintain short positions in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments; or

      (5) purchase securities of other investment companies, except to the extent permitted by the Investment Company Act and except that this limitation does not apply to securities received or acquired as dividends, through offers of exchange, or as a result of reorganization, consolidation, or merger.

                     STRATEGIES USING DERIVATIVE INSTRUMENTS

      GENERAL DESCRIPTION OF DERIVATIVE INSTRUMENTS. Each fund other than Money Market Portfolio is authorized to use a variety of financial instruments ("Derivative Instruments"), including certain options, futures contracts (sometimes referred to as "futures"), options on futures contracts and swaps. For funds that are permitted to invest outside the United States, Mitchell Hutchins or the sub-adviser also may use forward currency contracts, foreign currency options and futures and options on foreign currency futures. A fund may enter into transactions involving one or more types of Derivative Instruments under which the full value of its portfolio is at risk. Under normal circumstances, however, each fund's use of these instruments will place at risk a much smaller portion of its assets. In particular, each fund except Money Market Portfolio may use the Derivative Instruments described below.

      A fund might not use any derivative instruments or strategies, and there can be no assurance that using any strategy will succeed. If Mitchell Hutchins or a sub-adviser, as applicable, is incorrect in its judgment on market values, interest rates or other economic factors in using a derivative instrument or strategy, a fund may have lower net income and a net loss on the investment.

      OPTIONS ON SECURITIES AND FOREIGN CURRENCIES -- A call option is a short-term contract pursuant to which the purchaser of the option, in return for a premium, has the right to buy the security or currency underlying the option at a specified price at any time during the term of the option or at specified times or at the expiration of the option, depending on the type of option involved. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option during the option term, to deliver the underlying security or currency against payment of the exercise price. A put option is a similar contract that gives its purchaser, in return for a premium, the right to sell the underlying security or currency at a specified price during the option term or at specified times or at the expiration of the option, depending on the type of option involved. The writer of the put option, who receives the premium, has the obligation, upon exercise of the option during the option term, to buy the underlying security or currency at the exercise price.

      OPTIONS ON SECURITIES INDICES -- A securities index assigns relative values to the securities included in the index and fluctuates with changes in the market values of those securities. A securities index option operates in the same way as a more traditional securities option, except that exercise of a securities index option is effected with cash payment and does not involve delivery of securities. Thus, upon exercise of a securities index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the securities index.

      SECURITIES INDEX FUTURES CONTRACTS -- A securities index futures contract is a bilateral agreement pursuant to which one party agrees to accept, and the other party agrees to make, delivery of an amount of cash equal to a specified dollar amount times the difference between the securities index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made. Generally, contracts are closed out prior to the expiration date of the contract.

      INTEREST RATE AND FOREIGN CURRENCY FUTURES CONTRACTS -- Interest rate and foreign currency futures contracts are bilateral agreements pursuant to which one party agrees to make, and the other party agrees to accept, delivery of a specified type of debt security or currency at a specified future time and at a specified price. Although such futures contracts by their terms call for actual delivery or acceptance of bonds or currency, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.

      OPTIONS ON FUTURES CONTRACTS -- Options on futures contracts are similar to options on securities or currency, except that an option on a futures contract gives the purchaser the right, in return for the premium, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell a security or currency, at a specified price at any time during the option term or at specified times or at the expiration of the option, depending on the type of option involved. Upon exercise of the option, the delivery of the futures position to the holder of the option will be accompanied by delivery of the accumulated balance that represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future. The writer of an option, upon exercise, will assume a short position in the case of a call and a long position in the case of a put.

      FORWARD CURRENCY CONTRACTS -- A forward currency contract involves an obligation to purchase or sell a specific currency at a specified future date, which may be any fixed number of days from the contract date agreed upon by the parties, at a price set at the time the contract is entered into.

      GENERAL DESCRIPTION OF STRATEGIES USING DERIVATIVE INSTRUMENTS. A fund may use Derivative Instruments to attempt to hedge its portfolio and also to attempt to enhance income or return or realize gains and to manage the duration of its bond portfolio. A fund may use Derivative Instruments to maintain exposure to stocks or bonds while maintaining a cash balance for fund management purposes (such as to provide liquidity to meet anticipated shareholder sales of fund shares and for fund operating expenses), to facilitate trading or to adjust its exposure to different asset classes. For example, Global Equity Portfolio may use Derivative Instruments to adjust its exposure to U.S. and foreign equity markets in connection with a reallocation or rebalancing of the fund's assets. A fund that may invest outside the United States also may use Derivative Instruments on currencies, including forward currency contracts, to hedge against price changes of securities that the fund owns or intends to acquire that are attributable to changes in the value of the currencies in which the securities are denominated. A fund may also use Derivative Instruments on currencies to shift exposure from one currency to another or to attempt to realize gains from favorable changes in exchange rates.

      Hedging strategies can be broadly categorized as "short hedges" and "long hedges." A short hedge is a purchase or sale of a Derivative Instrument intended partially or fully to offset potential declines in the value of one or more investments held in a fund's portfolio. Thus, in a short hedge a fund takes a position in a Derivative Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged. For example, a fund might purchase a put option on a security to hedge against a potential decline in the value of that security. If the price of the security declined below the exercise price of the put, a fund could exercise the put and thus limit its loss below the exercise price to the premium paid plus transaction costs. In the alternative, because the value of the put option can be expected to increase as the value of the underlying security declines, a fund might be able to close out the put option and realize a gain to offset the decline in the value of the security.

      Conversely, a long hedge is a purchase or sale of a Derivative Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that a fund intends to acquire. Thus, in a long hedge, a fund takes a position in a Derivative Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. For example, a fund might purchase a call option on a security it intends to purchase in order to hedge against an increase in the cost of the security. If the price of the security increased above the exercise price of the call, a fund could exercise the call and thus limit its acquisition cost to the exercise price plus the premium paid and transactions costs. Alternatively, a fund might be able to offset the price increase by closing out an appreciated call option and realizing a gain.

      A fund may purchase and write (sell) straddles on securities or indices of securities. A long straddle is a combination of a call and a put option purchased on the same security or on the same futures contract, where the exercise price of the put is equal to the exercise price of the call. A fund might enter into a long straddle when Mitchell Hutchins or a sub-adviser believes it likely that the prices of the securities will be more volatile during the term of the option than the option pricing implies. A short straddle is a combination of a call and a put written on the same security where the exercise price of the put is equal to the exercise price of the call. A fund might enter into a short straddle when Mitchell Hutchins or a sub-adviser believes it unlikely that the prices of the securities will be as volatile during the term of the option as the option pricing implies.

      Derivative Instruments on securities or currencies generally are used to hedge against price movements in one or more particular securities positions that a fund owns or intends to acquire. Derivative Instruments on stock indices, in contrast, generally are used to hedge against price movements in broad equity market sectors in which a fund has invested or expects to invest. Derivative Instruments on bonds may be used to hedge either individual securities or broad fixed income market sectors.

      Income strategies using Derivative Instruments may include the writing of covered options to obtain the related option premiums. Return or gain strategies may include using Derivative Instruments to increase or decrease a fund's exposure to different asset classes without buying or selling the underlying instruments. A fund also may use derivatives to simulate full investment by the fund while maintaining a cash balance for fund management purposes (such as to provide liquidity to meet anticipated shareholder sales of fund shares and for fund operating expenses).

      The use of Derivative Instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they are traded and the Commodity Futures Trading Commission ("CFTC"). In addition, a fund's ability to use Derivative Instruments may be limited by tax considerations. See "Taxes."

      In addition to the products, strategies and risks described below and in the Prospectus, Mitchell Hutchins and the sub-advisers may discover additional opportunities in connection with Derivative Instruments and with hedging, income, return and gain strategies. These new opportunities may become available as regulatory authorities broaden the range of permitted transactions and as new Derivative Instruments and techniques are developed. Mitchell Hutchins or the applicable sub-adviser may use these opportunities for a fund to the extent that they are consistent with the fund's investment objective and permitted by its investment limitations and applicable regulatory authorities. The Prospectus or SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

      SPECIAL RISKS OF STRATEGIES USING DERIVATIVE INSTRUMENTS. The use of Derivative Instruments involves special considerations and risks, as described below. Risks pertaining to particular Derivative Instruments are described in the sections that follow.

      (1) Successful use of most Derivative Instruments depends upon the ability of Mitchell Hutchins or the applicable sub-adviser to predict movements of the overall securities, interest rate or currency exchange markets, which requires different skills than predicting changes in the prices of individual securities. While Mitchell Hutchins and the sub-advisers are experienced in the use of Derivative Instruments, there can be no assurance that any particular strategy adopted will succeed.

      (2) There might be imperfect correlation, or even no correlation, between price movements of a Derivative Instrument and price movements of the investments that are being hedged. For example, if the value of a Derivative Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors affecting the markets in which Derivative Instruments are traded, rather than the value of the investments being hedged. The effectiveness of hedges using Derivative Instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

      (3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if a fund entered into a short hedge because Mitchell Hutchins or a sub-adviser projected a decline in the price of a security in that fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Derivative Instrument. Moreover, if the price of the Derivative Instrument declined by more than the increase in the price of the security, the fund could suffer a loss. In either such case, the fund would have been in a better position had it not hedged at all.

      (4) As described below, a fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in Derivative Instruments involving obligations to third parties (i.e., Derivative Instruments other than purchased options). If the fund was unable to close out its positions in those Derivative Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the positions expired or matured. These requirements might impair a fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the fund sell a portfolio security at a disadvantageous time. A fund's ability to close out a position in a Derivative Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of a counterparty to enter into a transaction closing out the position. Therefore, there is no assurance that any hedging position can be closed out at a time and price that is favorable to a fund.

      COVER FOR STRATEGIES USING DERIVATIVE INSTRUMENTS. Transactions using Derivative Instruments, other than purchased options, expose the funds to an obligation to another party. A fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, currencies or other options or futures contracts or (2) cash or liquid securities, with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. Each fund will comply with SEC guidelines regarding cover for such transactions and will, if the guidelines so require, set aside cash or liquid securities in a segregated account with its custodian in the prescribed amount.

      Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding Derivative Instrument is open, unless they are replaced with similar assets. As a result, committing a large portion of a fund's assets to cover positions or to segregated accounts could impede portfolio management or the fund's ability to meet redemption requests or other current obligations.

      OPTIONS. The funds may purchase put and call options, and write (sell) covered put or call options on securities in which they invest and related indices. Funds that may invest outside the United States also may purchase put and call options and write covered options on foreign currencies. The purchase of call options may serve as a long hedge, and the purchase of put options may serve as a short hedge. In addition, a fund may also use options to attempt to enhance return or realize gains by increasing or reducing its exposure to an asset class without purchasing or selling the underlying securities. Writing covered put or call options can enable a fund to enhance income by reason of the premiums paid by the purchasers of such options. Writing covered call options serves as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the affected fund will be obligated to sell the security at less than its market value. Writing covered put options serves as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the fund will be obligated to purchase the security at more than its market value. The securities or other assets used as cover for over-the-counter options written by a fund would be considered illiquid to the extent described under "The Funds' Investment Policies, Related Risks and Limitations--Illiquid Securities."

      The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options normally have expiration dates of up to nine months. Generally, over-the-counter debt options or foreign currency options used by the funds are European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options which are exercisable at any time prior to the expiration date of the option. There are also other types of options that may be exercised on certain specified dates before expiration. Options that expire unexercised have no value.

      A fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit a fund to realize profits or limit losses on an option position prior to its exercise or expiration.

      The funds may purchase and write both exchange-traded and over-the-counter options. Currently, many options on equity securities are exchange-traded. Exchange markets for options on bonds and foreign currencies exist but are relatively new, and these instruments are primarily traded on the over-the-counter market. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, over-the-counter options are contracts between a fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a fund purchases or writes an over-the-counter option, it relies on the counterparty to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the fund as well as the loss of any expected benefit of the transaction.

      The funds' ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. The funds intend to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for over-the-counter options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. Although the funds will enter into over-the-counter options only with counterparties that are expected to be capable of entering into closing transactions with the funds, there is no assurance that a fund will in fact be able to close out an over-the-counter option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, a fund might be unable to close out an over-the-counter option position at any time prior to its expiration.

      If a fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered put or call option written by the fund could cause material losses because the fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

      A fund may purchase and write put and call options on indices in much the same manner as the more traditional options discussed above, except the index options may serve as a hedge against overall fluctuations in a securities market (or market sector) rather than anticipated increases or decreases in the value of a particular security.

      LIMITATIONS ON THE USE OF OPTIONS. The funds' use of options is governed by the following guidelines, which can be changed by the board without shareholder vote:

      (1) A fund may purchase a put or call option, including any straddle or spread, only if the value of its premium, when aggregated with the premiums on all other options held by the fund, does not exceed 5% of its total assets.

      (2) The aggregate value of securities underlying put options written by a fund, determined as of the date the put options are written, will not exceed 50% of its net assets.

      (3) The aggregate premiums paid on all options (including options on securities, foreign currencies and securities indices and options on futures contracts) purchased by a fund that are held at any time will not exceed 20% of its net assets.

      FUTURES.  The  funds  may  purchase  and  sell  securities  index  futures contracts, interest rate futures contracts, debt security index futures contracts and (for those funds that invest outside the United States) foreign currency futures contracts. A fund may also purchase put and call options, and write covered put and call options, on futures in which it is allowed to invest. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered options on securities or indices. In addition, a fund may purchase or sell futures contracts or purchase options thereon to increase or reduce its exposure to an asset class without purchasing or selling the underlying securities either as a hedge or to enhance return or realize gains.

      Futures strategies also can be used to manage the average duration of a fund's portfolio. If Mitchell Hutchins or the applicable sub-adviser wishes to shorten the average duration of a fund's portfolio, the fund may sell a futures contract or a call option thereon, or purchase a put option on that futures contract. If Mitchell Hutchins or the sub-adviser wishes to lengthen the average duration of the fund's portfolio, the fund may buy a futures contract or a call option thereon, or sell a put option thereon.

      A fund may also write put options on futures contracts while at the same time purchasing call options on the same futures contracts in order synthetically to create a long futures contract position. Such options would have the same strike prices and expiration dates. A fund will engage in this strategy only when it is more advantageous to a fund than is purchasing the futures contract.

      No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract a fund is required to deposit in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, "initial margin" consisting of cash, obligations of the United States or obligations fully guaranteed as to principal and interest by the United States, in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to a fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

      Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking to market." Variation margin does not involve borrowing, but rather represents a daily settlement of each fund's obligations to or from a futures broker. When a fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when a fund purchases or sells a futures contract or writes a call option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If a fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

      Holders and writers of futures positions and options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. The funds intend to enter into futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time.

      Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or related option can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

      If a fund were unable to liquidate a futures or related options position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. A fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, a fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

      Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or related options might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and related options markets are subject to daily variation margin calls and might be compelled to liquidate futures or related options positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures market are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.

      LIMITATIONS ON THE USE OF FUTURES AND RELATED OPTIONS. The use of futures and related options is governed by the following guidelines, which can be changed by the board without shareholder vote:

      (1) The aggregate initial margin and premiums on futures contracts and related options that are not for bona fide hedging purposes (as defined by the CFTC), excluding the amount by which options are "in-the-money", may not exceed 5% of a fund's net assets.

      (2) The aggregate premiums paid on all options (including options on securities, foreign currencies and securities indices and options on futures contracts) purchased by a fund that are held at any time will not exceed 20% of its net assets.

      (3) The aggregate margin deposits on all futures contracts and options thereon held at any time by a fund will not exceed 5% of its total assets.

      FOREIGN CURRENCY HEDGING STRATEGIES -- SPECIAL CONSIDERATIONS. Each fund that may invest outside the United States may use options and futures on foreign currencies, as described above, and forward currency contracts, as described below, to hedge against movements in the values of the foreign currencies in which the fund's securities are denominated. These currency hedges can protect against price movements in a security a fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. These hedges do not, however, protect against price movements in the securities that are attributable to other causes.

      A fund might seek to hedge against changes in the value of a particular currency when no Derivative Instruments on that currency are available or such Derivative Instruments are considered expensive. In such cases, the fund may hedge against price movements in that currency by entering into transactions using Derivative Instruments on another currency or a basket of currencies, the value of which Mitchell Hutchins or the applicable sub-adviser believes will have a positive correlation to the value of the currency being hedged. In addition, a fund may use forward currency contracts to shift exposure to foreign currency fluctuations from one country to another. For example, if a fund owned securities denominated in a foreign currency and Mitchell Hutchins or the sub-adviser believed that currency would decline relative to another currency, it might enter into a forward contract to sell an appropriate amount of the first foreign currency, with payment to be made in the second foreign currency. Transactions that use two foreign currencies are sometimes referred to as "cross hedging." Use of a different foreign currency magnifies the risk that movements in the price of the Derivative Instrument will not correlate or will correlate unfavorably with the foreign currency being hedged.

      The value of Derivative Instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such Derivative Instruments, a fund could be disadvantaged by having to deal in the odd-lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

      There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Derivative Instruments until they reopen.

      Settlement of Derivative Instruments involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, the funds might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

      FORWARD CURRENCY CONTRACTS. Funds that may invest outside the United States may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. Such transactions may serve as long hedges -- for example, a fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the fund intends to acquire. Forward currency contract transactions may also serve as short hedges -- for example, a fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security denominated in a foreign currency.

      The cost to a fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When a fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

      As is the case with futures contracts, parties to forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures, by entering into an instrument identical to the instrument purchased or sold, but in the opposite direction. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that a fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, a fund might be unable to close out a forward currency contract at any time prior to maturity. In either event, the fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in the securities or currencies that are the subject of the hedge or to maintain cash or securities in a segregated account.

      The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the foreign currency contract has been established. Thus, a fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

      LIMITATIONS ON THE USE OF FORWARD CURRENCY CONTRACTS. A fund that may invest outside the United States may enter into forward currency contracts or maintain a net exposure to such contracts only if (1) the consummation of the contracts would not obligate the fund to deliver an amount of foreign currency in excess of the value of the position being hedged by such contracts or (2) the fund segregates with its custodian cash or liquid securities in an amount not less than the value of its total assets committed to the consummation of the contract and not covered as provided in (1) above, as marked to market daily.

      SWAP TRANSACTIONS. Swap transactions include swaps, caps, floors and collars relating to interest rates, currencies, securities or other instruments. Interest rate swaps involve an agreement between two parties to exchange payments that are based, for example, on variable and fixed-rates of interest and that are calculated on the basis of a specified amount of principal (the "notional principal amount") for a specified period of time. Interest rate cap and floor transactions involve an agreement between two parties in which the first party agrees to make payments to the counterparty when a designated market interest rate goes above (in the case of a cap) or below (in the case of a floor) a designated level on predetermined dates or during a specified time period. Interest rate collar transactions involve an agreement between two parties in which payments are made when a designated market interest rate either goes above a designated ceiling level or goes below a designated floor level on predetermined dates or during a specified time period. Currency swaps, caps, floors and collars are similar to interest rate swaps, caps, floors and collars, but they are based on currency exchange rates rather than interest rates. Equity swaps or other swaps relating to securities or other instruments are also similar, but they are based on changes in the value of the underlying securities or instruments. For example, an equity swap might involve an exchange of the value of a particular security or securities index in a certain notional amount for the value of another security or index or for the value of interest on that notional amount at a specified fixed or variable rate.

      A fund may enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities it anticipates purchasing at a later date. A fund may use interest rate swaps, caps, floors and collars as a hedge on either an asset-based or liability-based basis, depending on whether it is hedging its assets or liabilities. Interest rate swap transactions are subject to risks comparable to those described above with respect to other derivatives strategies.

      A fund will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with a fund receiving or paying, as the case may be, only the net amount of the two payments. Because segregated accounts will be established with respect to these transactions, Mitchell Hutchins and the sub-advisers (if applicable) believe such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to a fund's borrowing restrictions. The net amount of the excess, if any, of a fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis, and appropriate fund assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account as described above in "The Funds' Investments, Related Risks and Limitations--Segregated Accounts." A fund also will establish and maintain such segregated accounts with respect to its total obligations under any swaps that are not entered into on a net basis and with respect to any caps, floors and collars that are written by the fund.

      A fund will enter swap transactions only with banks or recognized securities dealers or their affiliates believed by Mitchell Hutchins or the applicable sub-adviser to present minimal credit risk in accordance with guidelines established by the fund's board. If there is a default by the other party to such a transaction, a fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.

      ORGANIZATION; TRUSTEES AND OFFICERS; PRINCIPAL HOLDERS AND MANAGEMENT
                             OWNERSHIP OF SECURITIES

      The Trust was formed on November 21, 1986 as a business trust under the laws of the Commonwealth of Massachusetts and has thirteen operating series. The Trust is governed by a board of trustees, which is authorized to establish additional series and to issue an unlimited number of shares of beneficial interest of each existing or future series, par value $0.001 per share. The board oversees each fund's operations.

      The trustees and executive officers of the Trust, their ages, business addresses and principal occupations during the past five years are:

                          POSITION WITH        BUSINESS EXPERIENCE; OTHER
  NAME AND ADDRESS; AGE        TRUST                  DIRECTORSHIPS
  ---------------------        -----                  -------------

Margo N. Alexander*+; 53    Trustee and   Mrs.  Alexander  is  Chairman   (since
                             President    March 1999),  chief  executive officer
                                          and a director  of  Mitchell  Hutchins
                                          (since January 1995), and an executive
                                          vice   president   and   director   of
                                          PaineWebber  (since March 1984).  Mrs.
                                          Alexander is president  and a director
                                          or trustee of 31 investment  companies
                                          for    which    Mitchell     Hutchins,
                                          PaineWebber or one of their affiliates
                                          serves as investment adviser.

Richard Q. Armstrong; 65      Trustee     Mr.   Armstrong   is   chairman    and
R.Q.A. Enterprises                        principal    of   R.Q.A.   Enterprises
One Old Church Road                       (management   consulting  firm) (since
Unit #6                                   April 1991  and  principal  occupation
Greenwich, CT 06830                       since   March  1995).   Mr.  Armstrong
                                          was  chairman  of  the  board,   chief
                                          executive   officer  and  co-owner  of
                                          Adirondack   Beverages  (producer  and
                                          distributor   of   soft   drinks   and
                                          sparkling/still    waters)    (October
                                          1993-March  1995). He was a partner of
                                          The  New  England   Consulting   Group
                                          (management consulting firm) (December
                                          1992-September  1993). He was managing
                                          director  of  LVMH  U.S.   Corporation
                                          (U.S.  subsidiary of the French luxury
                                          goods conglomerate, Louis Vuitton Moet
                                          Hennessey Corporation) (1987-1991) and
                                          chairman   of  its  wine  and  spirits
                                          subsidiary,   Schieffelin  &  Somerset
                                          Company (1987-1991).  Mr. Armstrong is
                                          a director or trustee of 30 investment
                                          companies for which Mitchell Hutchins,
                                          PaineWebber or one of their affiliates
                                          serves as investment adviser.

                          POSITION WITH        BUSINESS EXPERIENCE; OTHER
  NAME AND ADDRESS; AGE        TRUST                  DIRECTORSHIPS
  ---------------------        -----                  -------------

E. Garrett Bewkes,          Trustee and   Mr.  Bewkes  is  a  director  of Paine
Jr.**+; 73                  Chairman of   Webber   Group    Inc.    ("PW Group")
                           the Board of   (holding  company of  PaineWebber  and
                             Trustees     Mitchell    Hutchins).    Prior     to
                                          1996, he was a consultant to PW Group.
                                          As of  May 1,  1999,  he  serves  as a
                                          consultant  to  PaineWebber.  Prior to
                                          1988,  he was  chairman  of the board,
                                          president and chief executive  officer
                                          of  American  Bakeries  Company.   Mr.
                                          Bewkes  is a  director  of  Interstate
                                          Bakeries Corporation.  Mr. Bewkes is a
                                          director  or trustee of 39  investment
                                          companies for which Mitchell Hutchins,
                                          PaineWebber or one of their affiliates
                                          serves as investment adviser.

Richard R. Burt; 53           Trustee     Mr. Burt is chairman of IEP  Advisors,
1275 Pennsylvania Ave,                    LLP  (international   investments  and
N.W.                                      consulting  firm)  (since  March 1994)
Washington, DC  20004                     and a partner  of  McKinsey  & Company
                                          (management  consulting  firm)  (since
                                          1991).   He  is  also  a  director  of
                                          Archer-Daniels-Midland             Co.
                                          (agricultural commodities),  Hollinger
                                          International    Co.     (publishing),
                                          Homestake  Mining Corp. (gold mining),
                                          six   investment   companies   in  the
                                          Deutsche  Bank  family of funds,  nine
                                          investment   companies   in  the  Flag
                                          Investors family of funds, The Central
                                          European  Fund,  Inc.  and The Germany
                                          Fund,  Inc.,  vice  chairman of Anchor
                                          Gaming (provides  technology to gaming
                                          and  wagering  industry)  (since  July
                                          1999) and  chairman  of Weirton  Steel
                                          Corp.   (makes  and   finishes   steel
                                          products)  (since April 1996).  He was
                                          the chief  negotiator in the Strategic
                                          Arms  Reduction  Talks with the former
                                          Soviet Union  (1989-1991) and the U.S.
                                          Ambassador to the Federal  Republic of
                                          Germany  (1985-1989).  Mr.  Burt  is a
                                          director  or trustee of 30  investment
                                          companies for which Mitchell Hutchins,
                                          PaineWebber or one of their affiliates
                                          serves as investment adviser.

Mary C. Farrell**+; 50        Trustee     Ms.  Farrell is a  managing  director,
                                          senior   investment   strategist   and
                                          member   of  the   Investment   Policy
                                          Committee of PaineWebber.  Ms. Farrell
                                          joined  PaineWebber  in 1982. She is a
                                          member   of  the   Financial   Women's
                                          Association   and   Women's   Economic
                                          Roundtable  and  appears  as a regular
                                          panelist  on  Wall  $treet  Week  with
                                          Louis Rukeyser. She also serves on the
                                          Board   of   Overseers   of  New  York
                                          University's Stern School of Business.
                                          Ms.  Farrell is a director  or trustee
                                          of 29  investment  companies for which
                                          Mitchell Hutchins,  PaineWebber or one
                                          of   their   affiliates    serves   as
                                          investment adviser.

                          POSITION WITH        BUSINESS EXPERIENCE; OTHER
  NAME AND ADDRESS; AGE        TRUST                  DIRECTORSHIPS
  ---------------------        -----                  -------------

Meyer Feldberg; 58            Trustee     Mr.  Feldberg is Dean and Professor of
Columbia University                       Management  of the Graduate  School of
101 Uris Hall                             Business,  Columbia University.  Prior
New York, NY  10027                       to  1989,  he  was  president  of  the
                                          Illinois Institute of Technology. Dean
                                          Feldberg   is  also  a   director   of
                                          Primedia Inc. (publishing),  Federated
                                          Department  Stores,  Inc. (operator of
                                          department  stores) and  Revlon,  Inc.
                                          (cosmetics).   Dean   Feldberg   is  a
                                          director  or trustee of 36  investment
                                          companies for which Mitchell Hutchins,
                                          PaineWebber or one of their affiliates
                                          serves as investment adviser.

George W. Gowen; 70           Trustee     Mr.  Gowen  is  a  partner  in the law
666 Third Avenue                          firm   of   Dunnington,   Bartholow  &
New York, NY  10017                       Miller.  Prior to May 1994,  he  was a
                                          partner in the law firm of Fryer, Ross
                                          & Gowen.  Mr.  Gowen is a director  or
                                          trustee of 36 investment companies for
                                          which Mitchell  Hutchins,  PaineWebber
                                          or one of their  affiliates  serves as
                                          investment adviser.


Frederic V. Malek; 63         Trustee     Mr.   Malek  is   chairman  of  Thayer
1455 Pennsylvania Ave,                    Capital  Partners  (merchant bank) and
N.W.                                      chairman of Thayer Hotel  Investors II
Suite 350                                 and Lodging  Opportunities Fund (hotel
Washington, DC  20004                     investment partnerships). From January
                                          1992 to November 1992, he was campaign
                                          manager of Bush-Quayle  '92. From 1990
                                          to  1992,  he was vice  chairman  and,
                                          from 1989 to 1990, he was president of
                                          Northwest  Airlines  Inc. and NWA Inc.
                                          (holding company of Northwest Airlines
                                          Inc.).  Prior to 1989, he was employed
                                          by the Marriott  Corporation  (hotels,
                                          restaurants,   airline   catering  and
                                          contract   feeding),   where  he  most
                                          recently   was   an   executive   vice
                                          president  and  president  of Marriott
                                          Hotels and Resorts.  Mr. Malek is also
                                          a  director  of Aegis  Communications,
                                          Inc.     (tele-services),     American
                                          Management Systems,  Inc.  (management
                                          consulting   and   computer    related
                                          services),  Automatic Data Processing,
                                          Inc., (computing services), CB Richard
                                          Ellis,  Inc.  (real estate  services),
                                          FPL Group, Inc.  (electric  services),
                                          Global    Vacation   Group   (packaged
                                          vacations),   HCR/Manor   Care,   Inc.
                                          (health  care),  SAGA  Systems,   Inc.
                                          (software   company)   and   Northwest
                                          Airlines  Inc. Mr. Malek is a director
                                          or trustee of 30 investment  companies
                                          for    which    Mitchell     Hutchins,
                                          PaineWebber or one of their affiliates
                                          serves as investment adviser.

                          POSITION WITH        BUSINESS EXPERIENCE; OTHER
  NAME AND ADDRESS; AGE        TRUST                  DIRECTORSHIPS
  ---------------------        -----                  -------------

Carl W. Schafer; 64           Trustee     Mr.   Schafer  is   president  of  the
66 Witherspoon Street,                    Atlantic    Foundation     (charitable
#1100                                     foundation      supporting      mainly
Princeton, NJ  08542                      oceanographic      exploration     and
                                          research).  He is a director  of Labor
                                          Ready,  Inc.  (temporary  employment),
                                          Roadway Express, Inc. (trucking),  The
                                          Guardian  Group of Mutual  Funds,  the
                                          Harding,  Loevner Funds, E.I.I. Realty
                                          Trust  (investment   company),   Evans
                                          Systems,     Inc.     (motor    fuels,
                                          convenience   store  and   diversified
                                          company),  Electronic  Clearing House,
                                          Inc.      (financial      transactions
                                          processing),  Frontier Oil Corporation
                                          and Nutraceutix,  Inc.  (biotechnology
                                          company).  Prior to January  1993,  he
                                          was   chairman   of   the   Investment
                                          Advisory   Committee   of  the  Howard
                                          Hughes Medical Institute.  Mr. Schafer
                                          is  a   director   or  trustee  of  30
                                          investment    companies    for   which
                                          Mitchell Hutchins,  PaineWebber or one
                                          of   their   affiliates    serves   as
                                          investment adviser.

Brian M. Storms*+; 45         Trustee     Mr.  Storms  is  president  and  chief
                                          operating officer of Mitchell Hutchins
                                          (since  March  1999).  Mr.  Storms was
                                          president  of  Prudential  Investments
                                          (1996-1999).    Prior    to    joining
                                          Prudential he was a managing  director
                                          at Fidelity Investments. Mr. Storms is
                                          a director or trustee of 30 investment
                                          companies for which Mitchell Hutchins,
                                          PaineWebber or one of their affiliates
                                          serves as investment adviser.

T. Kirkham Barneby*; 54   Vice President  Mr. Barneby is a managing director and
                                          chief investment officer--quantitative
                                          investments of Mitchell Hutchins.  Mr.
                                          Barneby is a vice  president  of seven
                                          investment    companies    for   which
                                          Mitchell Hutchins,  PaineWebber or one
                                          of   their   affiliates    serves   as
                                          investment adviser.

Thomas Disbrow***; 34     Vice President  Mr.  Disbrow is a first vice president
                           and Assistant  and a  senior  manager  of the  mutual
                             Treasurer    fund  finance  department  of Mitchell
                                          Hutchins.  Prior to November  1999, he
                                          was a vice  president of  Zweig/Glaser
                                          Advisers.   Mr.   Disbrow  is  a  vice
                                          president and  assistant  treasurer of
                                          31  investment   companies  for  which
                                          Mitchell Hutchins,  PaineWebber or one
                                          of   their   affiliates    serves   as
                                          investment adviser.

Ellen R. Harris*; 54      Vice President  Ms.  Harris  is  a  managing  director
                                          and  a  portfolio  manager of Mitchell
                                          Hutchins.   Ms.   Harris  is  a   vice
                                          president     of    two     investment
                                          companies    for    which     Mitchell
                                          Hutchins,   PaineWebber   or   one  of
                                          their     affiliates     serves     as
                                          investment adviser.

Donald R. Jones*; 39      Vice President  Mr. Jones is  a senior vice  president
                                          and a  portfolio  manager  of Mitchell
                                          Hutchins.  Prior   to  February  1996,
                                          he was a vice  president in  the asset
                                          management  group  of  First  Fidelity
                                          Bancorporation.  Mr.  Jones is  a vice
                                          president     of    two     investment
                                          companies    for     which    Mitchell
                                          Hutchins,   PaineWebber   or   one  of
                                          their     affiliates      serves    as
                                          investment adviser.

                          POSITION WITH        BUSINESS EXPERIENCE; OTHER
  NAME AND ADDRESS; AGE        TRUST                  DIRECTORSHIPS
  ---------------------        -----                  -------------

James F. Keegan*; 39      Vice President  Mr.  Keegan  is  a  managing  director
                                          and a  portfolio  manager  of Mitchell
                                          Hutchins.  Prior  to March  1996,   he
                                          was    director    of   fixed   income
                                          strategy   and   research  of  Merrion
                                          Group,  L.P.  Mr.  Keegan  is  a  vice
                                          president    of     six     investment
                                          companies    for     which    Mitchell
                                          Hutchins,   PaineWebber   or  one   of
                                          their      affiliates     serves    as
                                          investment adviser.

John J. Lee***; 31        Vice President  Mr.  Lee  is a vice  president  and  a
                                and       manager  of  the mutual  fund  finance
                             Assistant department of Mitchell Hutchins. Treasurer Prior to September 1997, he was an
                                          audit   manager   in   the   financial
                                          services  practice  of  Ernst  & Young
                                          LLP. Mr. Lee is a vice  president  and
                                          assistant  treasurer  of 31 investment
                                          companies    for    which     Mitchell
                                          Hutchins,   PaineWebber   or  one   of
                                          their     affiliates     serves     as
                                          investment adviser.

Kevin J. Mahoney***; 34   Vice President  Mr.  Mahoney is a first vice president
                                and       and a  senior  manager  of the  mutual
                             Assistant fund finance department of Mitchell Treasurer Hutchins. From August 1996 through
                                          March 1999,  he was the manager of the
                                          mutual fund internal  control group of
                                          Salomon Smith Barney.  Prior to August
                                          1996,   he   was  an   associate   and
                                          assistant   treasurer   for  BlackRock
                                          Financial  Management L.P. Mr. Mahoney
                                          is  a  vice  president  and  assistant
                                          treasurer of 31  investment  companies
                                          for    which    Mitchell     Hutchins,
                                          PaineWebber or one of their affiliates
                                          serves as investment adviser.

Dennis McCauley*; 53      Vice President  Mr.  McCauley is  a managing  director
                                          and  chief  investment  officer--fixed
                                          income  of  Mitchell   Hutchins.   Mr.
                                          McCauley  is a  vice  president  of 21
                                          investment    companies   for    which
                                          Mitchell   Hutchins,   PaineWebber  or
                                          one of  their  affiliates  serves   as
                                          investment adviser.

Ann E. Moran***; 42       Vice President  Ms.  Moran is a vice  president  and a
                                and       manager  of the  mutual  fund  finance
                             Assistant    department of Mitchell  Hutchins.  Ms.
                             Treasurer    Moran   is  a   vice   president   and
                                          assistant  treasurer of 31  investment
                                          companies for which Mitchell Hutchins,
                                          PaineWebber or one of their affiliates
                                          serves as investment adviser.

Dianne E. O'Donnell**; 48 Vice President  Ms.   O'Donnell   is  a  senior   vice
                           and Secretary  president and deputy  general  counsel
                                          of Mitchell Hutchins. Ms. O'Donnell is
                                          a vice  president  and secretary of 31
                                          investment    companies    for   which
                                          Mitchell Hutchins,  PaineWebber or one
                                          of   their   affiliates    serves   as
                                          investment adviser.

Susan Ryan; 40*           Vice President  Ms.  Ryan is a senior  vice  president
                                          and a  portfolio  manager of  Mitchell
                                          Hutchins. Ms. Ryan is a vice president
                                          of six investment  companies for which
                                          Mitchell Hutchins,  PaineWebber or one
                                          of   their   affiliates    serves   as
                                          investment adviser.

                          POSITION WITH        BUSINESS EXPERIENCE; OTHER
  NAME AND ADDRESS; AGE        TRUST                  DIRECTORSHIPS
  ---------------------        -----                  -------------
Paul H. Schubert***; 37   Vice President  Mr.   Schubert   is  a   senior   vice
                           and Treasurer  president  and  director of the mutual
                                          fund  finance  department  of Mitchell
                                          Hutchins.   Mr.  Schubert  is  a  vice
                                          president    and   treasurer   of   31
                                          investment    companies    for   which
                                          Mitchell Hutchins,  PaineWebber or one
                                          of   their   affiliates    serves   as
                                          investment adviser.

Nirmal Singh*; 44         Vice President  Mr.  Singh is a senior vice  president
                                          and a  portfolio  manager of  Mitchell
                                          Hutchins.   Mr.   Singh   is  a   vice
                                          president of four investment companies
                                          for    which    Mitchell     Hutchins,
                                          PaineWebber or one of their affiliates
                                          serves as investment adviser.

Barney A.                 Vice President  Mr.  Taglialatela  is a vice president
Taglialatela***; 39             and       and  a  manager  of  the  mutual  fund
                             Assistant    finance    department    of   Mitchell
                             Treasurer    Hutchins.  Mr.  Taglialatela is a vice
                                          president and  assistant  treasurer of
                                          31  investment   companies  for  which
                                          Mitchell Hutchins,  PaineWebber or one
                                          of   their   affiliates    serves   as
                                          investment adviser.

Mark A. Tincher*; 44      Vice President  Mr.  Tincher is a  managing  director
                                          and         chief          investment
                                          officer--equities      of     Mitchell
                                          Hutchins.   Mr.  Tincher  is  a  vice
                                          president of 10 investment  companies
                                          for    which    Mitchell    Hutchins,
                                          PaineWebber    or   one   of    their
                                          affiliates   serves   as   investment
                                          adviser.

Stuart Waugh*; 45         Vice President  Mr. Waugh is a managing director and a
                                          portfolio manager of Mitchell Hutchins
                                          responsible  for global  fixed  income
                                          investments and currency trading.  Mr.
                                          Waugh  is a  vice  president  of  five
                                          investment    companies    for   which
                                          Mitchell Hutchins,  PaineWebber or one
                                          of   their   affiliates    serves   as
                                          investment adviser.

Keith A. Weller**; 38     Vice President  Mr.  Weller is a first vice  president
                                and       and  associate   general   counsel  of
                             Assistant Mitchell Hutchins. Mr. Weller is a Secretary vice president and assistant secretary of 30  investment  companies for which
                                          Mitchell Hutchins,  PaineWebber or one
                                          of   their   affiliates    serves   as
                                          investment adviser.
-------------

* This person's business address is 51 West 52nd Street, New York, New York 10019-6114.

** This person's business address is 1285 Avenue of the Americas, New York, New York 10019.

*** This person's  business address is Newport Center III, 499 Washington Blvd.,
    14th Floor, Jersey City, New Jersey 07310-1998.

+ Mrs. Alexander, Mr. Bewkes, Ms. Farrell and Mr. Storms are "interested persons" of each fund as defined in the Investment Company Act by virtue of their positions with Mitchell Hutchins, PaineWebber, and/or PW Group.

      The Trust pays each board member who is not an "interested person" of the Trust $500 annually for each fund and an additional up to $150 per fund for each board meeting and each separate meeting of a board committee. The Trust presently has 13 operating series and thus pays each such trustee $6,500 annually, plus any additional amounts due for board or committee meetings. Each chairman of the audit and contract review committees of individual funds within the PaineWebber fund complex receives additional compensation, aggregating $15,000 annually, from the relevant funds. All board members are reimbursed for any expenses incurred in attending meetings. Because PaineWebber, Mitchell
Hutchins and, as applicable, a sub-adviser perform substantially all the services necessary for the operation of the Trust and each fund, the Trust requires no employees. No officer, director or employee of Mitchell Hutchins or

PaineWebber presently receives any compensation from the Trust for acting as a board member or officer.

      The table below includes certain information relating to the compensation of the current board members and the compensation of those board members from all PaineWebber funds during the year ended December 31, 1999.

                                                                  TOTAL COMPENSATION
                                        AGGREGATE COMPENSATION  FROM THE TRUST AND THE
          NAME OF PERSON, POSITION           FROM THE TRUST         FUND COMPLEX**
          ------------------------           --------------         --------------

      Richard Q. Armstrong,
        Trustee.......................           $16,640                 $104,650
      Richard R. Burt,
        Trustee.......................            16,250                  102,850
      Meyer Feldberg,
        Trustee.......................            16,640                  119,650
      George W. Gowen,
        Trustee.......................            21,806                  119,650
      Frederic V. Malek,
        Trustee.......................            16,640                  104,650
      Carl W. Schafer,
        Trustee.......................            16,640                  104,650

--------------------
+ Only independent board members are compensated by the Trust and identified above; board members who are "interested persons," as defined by the Investment Company Act, do not receive compensation.

* Represents fees paid to each Trustee from the Trust for the year ended December 31, 1999.

** Represents  total  compensation  paid during the calendar year ended December
   31, 1999 to each board member by 31 investment companies (34 in the case of Messrs. Feldberg and Gowen) for which Mitchell Hutchins, PaineWebber or one of their affiliates served as investment adviser. No fund within the PaineWebber fund complex has a bonus, pension, profit sharing or retirement plan.

                 PRINCIPAL HOLDERS AND MANAGEMENT OWNERSHIP OF SECURITIES

      As of March 3, 2000, trustees and officers owned in the aggregate less than 1% of the outstanding shares of any class of each fund.

      The following shareholders are shown in the Trust's records as owning more than 5% of the outstanding Class H and Class I shares of the funds as of March 3, 2000, as indicated below.

FUND                              PERCENTAGE OWNED      SHAREHOLDER
----                              ----------------      -----------

AGGRESSIVE GROWTH PORTFOLIO
--Class H shares                         100%           PaineWebber Life Insurance Co.

BALANCED PORTFOLIO
--Class H shares                       32.58%           American Republic Insurance Company
                                       58.02%           PaineWebber Life Insurance Co.
                                        6.45%           AIG Life Paradigm Variable Annuity

--Class I shares                         100%           Keyport Life Insurance



                                                 46

FUND                              PERCENTAGE OWNED      SHAREHOLDER
----                              ----------------      -----------

GLOBAL EQUITY PORTFOLIO
--Class H shares                       32.73%           American Republic Insurance Company
                                       66.42%           PaineWebber Life Insurance Co.
--Class I shares                         100%           Keyport Life Insurance

GLOBAL INCOME PORTFOLIO
--Class H shares                       49.89%           American Republic Insurance Company
                                       43.45%           PaineWebber Life Insurance Co.
GROWTH AND INCOME PORTFOLIO
--Class H shares                       24.26%           American Republic Insurance Company
                                       39.88%           PaineWebber Life Insurance Co.
                                       28.93%           AIG Life Paradigm Variable Annuity

--Class I shares                       61.30%           Hartford Life Insurance Company
                                                        Separate Account Two
                                       13.43%           Aetna Life Insurance & Annuity Co.
                                       14.10%           Keyport Life Insurance
                                       11.15%           The Ohio National Life Insurance Co.

GROWTH PORTFOLIO
--Class H shares                       48.11%           American Republic Insurance Company
                                       44.60%           PaineWebber Life Insurance Co.
                                        6.01%           AIG Life Paradigm Variable Annuity

--Class I shares                       99.70%           Keyport Life Insurance

HIGH GRADE FIXED INCOME
PORTFOLIO
--Class H shares                         100%           PaineWebber Life Insurance Co.

HIGH INCOME PORTFOLIO
--Class H shares                       10.16%           AIG Life Paradigm Variable Annuity
                                       88.01%           PaineWebber Capital

MONEY MARKET PORTFOLIO
--Class H shares                       25.27%           American Republic Insurance Company
                                       73.27%           PaineWebber Life Insurance Co.
SMALL CAP PORTFOLIO
--Class H shares                       11.48%           AIG Life Paradigm Variable Annuity
                                       86.15%           PaineWebber Capital

--Class I shares                       53.16%           The Ohio National Life Insurance Co.
                                       46.83%           Aetna Life Insurance & Annuity Co.
STRATEGIC FIXED INCOME PORTFOLIO
--Class H shares                       40.49%           American Republic Insurance Company
                                       56.62%           PaineWebber Life Insurance Co.

STRATEGIC INCOME PORTFOLIO
--Class H shares                        8.10%           AIG Life Paradigm Variable Annuity
                                       90.93%           PaineWebber Capital

--Class I shares                       75.43%           Hartford Life Insurance Company
                                                        Separate Account Two
                                       12.23%           Keyport Life Insurance
                                       12.32%           The Ohio National Life Insurance Co.


                                                 47

FUND                              PERCENTAGE OWNED      SHAREHOLDER
----                              ----------------      -----------

TACTICAL ALLOCATION PORTFOLIO

--Class H shares                       85.39%           AIG Life Paradigm Variable Annuity
                                       13.27%           AIG Life Paradigm ADB Variable Annuity

--Class I shares                       41.18%           Hartford Life Insurance Company
                                                        Separate Account Two
                                       12.49%           Aetna Life Insurance & Annuity Co.
                                       41.10%           Keyport Life Insurance
                                        5.20%           The Ohio National Life Insurance Co.

        INVESTMENT ADVISORY; ADMINISTRATION AND DISTRIBUTION ARRANGEMENTS

      INVESTMENT ADVISORY AND ADMINISTRATION ARRANGEMENTS. Mitchell Hutchins acts as the investment adviser and administrator of each fund pursuant to contracts (each an "Advisory Contract") with the Trust. Under the applicable Advisory Contract, the Trust pays Mitchell Hutchins a fee (expressed as a percentage of the fund's average daily net assets), computed daily and paid monthly, at the annual rates indicated below. The table also shows the advisory fees earned or accrued (prior to any waivers) by Mitchell Hutchins during the periods shown.

                                    ANNUAL RATE OF
                                   ADVISORY FEE AS A
                                 PERCENTAGE OF FUND'S        ADVISORY FEES PAID OR ACCRUED
                                AVERAGE DAILY NET ASSETS     FOR THE YEARS ENDED DECEMBER 31,
                                ------------------------     --------------------------------

                                                                 1999        1998        1997
                                                                 ----        ----        ----
Money Market Portfolio..........            0.50%           $   35,628   $ 47,751  $   56,346
High Grade Fixed Income Portfolio           0.50%              30,260      38,332      39,763
Strategic Fixed Income Portfolio            0.50%              40,308      52,424      53,270
Strategic Income Portfolio *....            0.75%              87,217      16,271         n/a
Global Income Portfolio.........            0.75%              88,569     127,634     165,480
High Income Portfolio *.........            0.50%              61,666      12,017         n/a
Balanced Portfolio..............            0.75%             198,050     249,460     252,729
Growth and Income Portfolio.....            0.70%             180,762     167,394     138,089
Tactical Allocation Portfolio *.            0.50%             221,102      18,444         n/a
Growth Portfolio................            0.75%             278,216     286,582     299,373
Aggressive Growth Portfolio.....            0.80%             137,591     172,407     170,723
Small Cap Portfolio *...........            1.00%              41,972       8,635         n/a
Global Equity Portfolio.........            0.75%             115,797     151,440     182,141

---------------
*     These funds commenced operations on September 28, 1998.

      For the fiscal year ended December 31, 1999, Mitchell Hutchins voluntarily waived the portion of its fee shown below under the applicable Advisory Contracts in connection with certain funds' investment of cash collateral from securities lending in a private investment vehicle managed by Mitchell Hutchins.

                                             AMOUNT OF FEE WAIVED
                                                UNDER ADVISORY
                                                   CONTRACT

      Money Market Portfolio............        $         0
      High Grade Fixed Income Portfolio.                  0
      Strategic Fixed Income Portfolio..                  0
      Strategic Income Portfolio .......                  0
      Global Income Portfolio...........                  0
      High Income Portfolio ............                  0
      Balanced Portfolio................                 80
      Growth and Income Portfolio.......                 23
      Tactical Allocation Portfolio ....                451
      Growth Portfolio..................                196
      Aggressive Growth Portfolio.......                  0
      Small Cap Portfolio ..............                 14
      Global Equity Portfolio...........                 72



      The Advisory Contracts authorize Mitchell Hutchins to retain one or more sub-advisers but do not require Mitchell Hutchins to do so. Mitchell Hutchins has entered into sub-advisory contracts ("Sub-Advisory Contracts") with respect to Strategic Fixed Income Portfolio, Aggressive Growth Portfolio and for the foreign investment segment of Global Equity Portfolio, as described further below.

      Mitchell Hutchins has entered into a Sub-Advisory Contract with Pacific Investment Management Company ("PIMCO") pursuant to which PIMCO serves as sub-adviser for Strategic Fixed Income Portfolio. Mitchell Hutchins (not the fund) pays PIMCO for its services under the Sub-Advisory Contract a fee in the annual amount of 0.25% of the fund's average daily net assets. For the years ended December 31, 1999, December 31, 1998 and December 31, 1997, Mitchell Hutchins paid or accrued sub-advisory fees to PIMCO of $20,153, $26,212 and $26,635, respectively. PIMCO, a Delaware general partnership, is a registered investment adviser and a subsidiary partnership of PIMCO Advisors L.P. ("PIMCO Advisors"). The general partners of PIMCO Advisors are PIMCO Advisors Holding L.P. ("PAH"), a publicly traded company listed on the New York Stock Exchange under the symbol "PA", and PIMCO Partners, G.P., a general partnership between Pacific Life Insurance Company and PIMCO Partners, LLC, a limited liability company controlled by the PIMCO managing directors. In a previously announced transaction which was approved by PAH unitholders on April 28, 2000 and completed on May 5, 2000, Allianz AG ("Allianz") acquired all of PAH, the publicly traded general partner of PIMCO Advisors, and majority ownership of PIMCO Advisors and its subsidiaries, including PIMCO. PAH will be fully consolidated into Allianz in the second quarter of 2000. PIMCO is one of the largest fixed income management firms in the nation. Included among PIMCO's institutional clients are many "Fortune 500" companies.

      Mitchell Hutchins has entered into a Sub-Advisory Contract with Nicholas-Applegate Capital Management ("Nicholas-Applegate") pursuant to which Nicholas-Applegate serves as sub-adviser for Aggressive Growth Portfolio. Mitchell Hutchins (not the fund) pays Nicholas-Applegate for its services under the Sub-Advisory Contract a fee in the annual amount of 0.50% of the fund's average daily net assets. For the years ended December 31, 1999, December 31, 1998 and December 31, 1997, Mitchell Hutchins paid or accrued sub-advisory fees to Nicholas-Applegate of $85,994, $107,754 and $106,702, respectively. Nicholas-Applegate is a California limited partnership. Its general partner is Nicholas-Applegate Capital Management Holdings, L.P., a California limited partnership controlled by Arthur E. Nicholas.

      Mitchell Hutchins has entered into a Sub-Advisory Contract with Invista Capital Management, LLC ("Invista") pursuant to which Invista serves as sub-adviser for the foreign investments segment of Global Equity Portfolio.
Mitchell Hutchins (not the fund) pays Invista for its services under the Sub-Advisory Contract a fee in the annual amount of 0.29% of the fund's average daily net assets. For the year ended December 31, 1999 and for the period November 2, 1998 to December 31, 1998, Mitchell Hutchins paid or accrued sub-advisory fees to Invista of $27,039 and $4,556, respectively. Invista, which was founded in 1984, is an indirect wholly owned subsidiary of Principal Life Insurance Company and manages substantially all of Principal Life Insurance Company's equity accounts, in addition to providing investment advice to other affiliated and non-affiliated customers.

      Prior to November 2, 1998, GE Investment Management Incorporated ("GEIM") served as investment sub-adviser for all investments of Global Equity Portfolio and Mitchell Hutchins (not the fund) paid GEIM for its services under this prior Sub-Advisory Contract a fee in the annual amount of 0.29% of the fund's average daily net assets. For the period January 1, 1998 to November 1, 1998 and the year ended December 31, 1997, Mitchell Hutchins paid or accrued sub-advisory fees to GEIM of $49,623 and $70,428, respectively.

      Under the terms of the Advisory Contracts, each fund bears all expenses incurred in its operation that are not specifically assumed by Mitchell Hutchins. General expenses of the Trust not readily identifiable as belonging to one of the funds are allocated among the funds by or under the direction of the Trust's board in such manner as the board determines to be fair and equitable. Expenses borne by each fund include the following (or the fund's allocable share of the following): (1) the cost (including brokerage commissions) of securities purchased or sold by the fund and any losses incurred in connection therewith;
(2) fees payable to and expenses incurred on behalf of the fund by Mitchell Hutchins; (3) organizational expenses; (4) filing fees and expenses relating to the registration and qualification of the fund's shares under federal and state securities laws and maintenance of such registrations and qualifications; (5) fees and salaries payable to board members and officers who are not interested persons (as defined in the Investment Company Act) of the Trust or Mitchell Hutchins; (6) all expenses incurred in connection with the board members'
services,  including  travel  expenses;  (7)  taxes  (including  any  income  or franchise taxes) and governmental fees; (8) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (9) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Trust or fund for violation of any law; (10) legal, accounting and auditing expenses, including legal fees of special counsel for the independent board members; (11) charges of custodians, transfer agents and other agents; (12) costs of preparing share certificates; (13) expenses of setting in type and printing prospectuses, statements of additional information and supplements thereto, reports and proxy materials for existing shareholders, and costs of mailing such materials to shareholders; (14) any extraordinary expenses (including fees and disbursements of counsel) incurred by the fund;
(15) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (16) costs of mailing and tabulating proxies and costs of meetings of shareholders, the board and any committees thereof; (17) the cost of investment company literature and other publications provided to board members and officers; and (18) costs of mailing, stationery and communications equipment.

      Under each Advisory Contract, Mitchell Hutchins will not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or a fund in connection with the performance of the Advisory Contract, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Mitchell Hutchins in the performance of its duties or from reckless disregard of its duties and obligations thereunder. Each Advisory Contract terminates automatically upon assignment and is terminable with respect to a fund at any time without penalty by the board or by vote of the holders of a majority of the fund's outstanding voting securities on 60 days' written notice to Mitchell Hutchins, or by Mitchell Hutchins on 60 days' written notice to the Trust.

      Under each Sub-Advisory Contract, the sub-adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust, the fund, its shareholders or Mitchell Hutchins in connection with the Sub-Advisory Contract, except any liability to any of them to which the sub-adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the Sub-Advisory Contract. Each Sub-Advisory Contract terminates automatically upon its assignment or the termination of the Advisory Contract and is terminable at any time without penalty by the board or by vote of the holders of a majority of the applicable fund's outstanding voting securities on 60 days' notice to the sub-adviser, or by the sub-adviser on 120 days' written notice to Mitchell Hutchins. Each Sub-Advisory Contract also may be terminated by Mitchell Hutchins
(1) upon material breach by the sub-adviser of its representations and warranties, which breach shall not have been cured within a 20 day period after notice of such breach; (2) if the sub-adviser becomes unable to discharge its duties and obligations under the Sub-Advisory Contract; or (3) upon 120 days' notice to the sub-adviser.

      SECURITIES LENDING. During the fiscal years ended December 31, 1999, December 31, 1998 and December 31, 1997, the indicated fund paid (or accrued) the following fees to PaineWebber for its services as securities lending agent:

                                                           FISCAL YEAR ENDED DECEMBER 31,

                                                           1999        1998          1997
                                                           ----        ----          ----
          Money Market Portfolio...................    $       0     $     0     $     0
          High Grade Fixed Income Portfolio........            0           0           0
          Strategic Fixed Income Portfolio.........            0           0           0
          Strategic Income Portfolio*..............            0           0         n/a
          Global Income Portfolio..................            0         171         213
          High Income Portfolio *..................            0           0         n/a
          Balanced Portfolio.......................          512       1,725         867
          Growth and IncomePortfolio...............          100         420         437
          Tactical Allocation Portfolio *..........        1,039           0         n/a
          Growth Portfolio.........................        2,898       2,936       9,945
          Aggressive Growth Portfolio..............        1,428         555       2,060
          Small Cap Portfolio *....................          164           0         n/a
          Global Equity Portfolio..................          708       1,377         809

      ------------------
      * These funds commenced operations on September 28, 1998.

      NET ASSETS. The following table shows the approximate net assets as of February 29, 2000, sorted by category of investment objective, of the investment companies as to which Mitchell Hutchins serves as adviser or sub-adviser. An investment company may fall into more than one of the categories below.

                                                                NET ASSETS
                        INVESTMENT CATEGORY                       ($MIL)
                        -------------------                       ------
      Domestic (excluding Money Market)......................    $9,931.5
      Global.................................................    4,757.8
      Equity/Balanced........................................   10,115.9
      Fixed Income (excluding Money Market)..................    4,573.4
          Taxable Fixed Income...............................    3,146.1
          Tax-Free Fixed Income..............................    1,427.3
      Money Market Funds.....................................   39,977.1


      PERSONAL TRADING POLICIES. The funds, their investment adviser and their principal underwriter each have adopted a code of ethics under rule 17j-1 of the Investment Company Act, which permits personnel covered by the Code to invest in securities that may be purchased or held by a fund, but prohibits fraudulent, deceptive or manipulative conduct in connection with that personal investing. Each sub-adviser also has adopted a code of ethics under rule 17j-1.

      DISTRIBUTION ARRANGEMENTS. Mitchell Hutchins acts as the distributor of the Class I shares of each fund under a distribution contract with the Trust ("Distribution Contract"). The Distribution Contract requires Mitchell Hutchins to use its best efforts, consistent with its other businesses, to sell Class I shares of each fund. Class H shares have no distributor or distribution contract. Class H and Class I shares of each fund are offered continuously to separate accounts of insurance companies. Mitchell Hutchins is located at 51 West 52nd Street, New York, New York 10019-6114.

      Under a plan of distribution pertaining to the Class I shares of each fund adopted by the Trust in the manner prescribed under Rule 12b-1 under the Investment Company Act ("Class I Plan" or "Plan"), each fund pays Mitchell Hutchins a distribution fee, accrued daily and payable monthly, at the annual rate of 0.25% of the average daily net assets attributable to its Class I shares. Mitchell Hutchins uses these distribution fees to pay insurance companies whose separate accounts purchase Class I shares for distribution-related services that the insurance companies provide with respect to the Class I shares. These services include (1) the printing and mailing of fund prospectuses, SAIs, related supplements and shareholder reports to current and prospective contract owners, (2) the development and preparation of sales material, including sales literature, relating to Class I shares, (3) materials and activities intended to educate and train insurance company sales personnel concerning the funds and Class I shares, (4) obtaining information and providing explanations to contract owners concerning the funds, (5) compensating insurance company sales personnel with respect to services that result in the sale or retention of Class I shares, (6) providing personal services and/or account maintenance services to contract owners with respect to insurance company separate accounts that hold Class I shares, and (7) financing other activities that the board determines are primarily intended to result in the sale of Class I shares.

      The Plan and the related Distribution Contract for Class I shares specify that the distribution fees paid to Mitchell Hutchins are not reimbursements for specific expenses incurred. Therefore, even if Mitchell Hutchins' expenses exceed the distribution fees it receives, the funds will not be obligated to pay more than those fees. On the other hand, if Mitchell Hutchins' expenses are less than such fees, it will retain its full fees and realize a profit. Expenses in excess of distribution fees received or accrued through the termination date of the Class I Plan will be Mitchell Hutchins' sole responsibility and not that of the funds. The board reviews the Class I Plan and Mitchell Hutchins' corresponding expenses annually.

      Among other things, the Class I Plan provides that (1) Mitchell Hutchins will submit to the board at least quarterly, and the board members will review, reports regarding all amounts expended under the Class I Plan and the purposes for which such expenditures were made, (2) the Class I Plan will continue in effect only so long as it is approved at least annually, and any material amendment thereto is approved, by the board, including those board members who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan, acting in person at a meeting called for that purpose, (3) payments by a fund under the Class I Plan shall not be materially increased without the affirmative vote of the holders of a majority of the outstanding shares of the relevant class and (4) while the Class I Plan remains in effect, the selection and nomination of board members who are not "interested persons" of the Trust shall be committed to the discretion of the board members who are not "interested persons" of that Trust.

      During the year ended December 31, 1999, the funds paid or accrued the following distribution fees to Mitchell Hutchins for their Class I shares under the Plan, and Mitchell Hutchins waived the amounts shown:

                                                  FEES PAID OR ACCRUED          FEES WAIVED BY
    FUND                                            (BEFORE WAIVERS)          MITCHELL HUTCHINS
    ----                                            ----------------          -----------------
Money Market Portfolio.................           $         0                    $        0
High Grade Fixed Income Portfolio......                     0                             0
Strategic Fixed Income Portfolio.......                     0                             0
Strategic Income Portfolio ............                 1,524                         1,524
Global Income Portfolio................                     0                             0
High Income Portfolio..................                     0                             0
Balanced Portfolio.....................                   364                           364
Growth and Income Portfolio............                 6,549                         6,549
Tactical Allocation Portfolio..........                43,639                        43,639
Growth Portfolio.......................                 1,461                         1,461
Aggressive Growth Portfolio............                     0                             0
Small Cap Portfolio....................                   181                           181
Global Equity Portfolio................                   107                           107

      In approving the Class I Plan for each fund, the board considered all the features of the distribution system for the Class I shares, including (1) the expectation that Class I shares would be sold primarily to the separate accounts of insurance companies unaffiliated with Mitchell Hutchins or PaineWebber, (2) the expenses those unaffiliated insurance companies were likely to incur in marketing Class I shares to the owners of contracts issued by their separate accounts, (3) the need to encourage those unaffiliated insurance companies to educate their agents concerning the fund and to compensate their agents for selling Class I shares and (4) the need to encourage those unaffiliated insurance companies to educate their contract owners concerning the fund and to provide personal and account maintenance services to contract owners with respect to the fund's Class I shares attributable to their accounts.

      The board also considered all compensation that Mitchell Hutchins would receive under the Class I Plan and the Distribution Contract and the benefits that would accrue to Mitchell Hutchins under the Class I Plan in that Mitchell Hutchins would receive distribution and advisory fees that are calculated based upon a percentage of the average net assets of a fund, which fees would increase if the Class I Plan were successful and the fund attained and maintained significant asset levels.

                             PORTFOLIO TRANSACTIONS

      Subject to policies established by the board, Mitchell Hutchins or the applicable sub-adviser is responsible for the execution of each fund's portfolio transactions and the allocation of brokerage transactions. In executing portfolio transactions, Mitchell Hutchins or the sub-adviser seeks to obtain the best net results for a fund, taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved. While Mitchell Hutchins or the sub-adviser generally seeks reasonably competitive commission rates, payment of the lowest commission is not necessarily consistent with obtaining the best net results. Prices paid to dealers in principal transactions generally include a "spread," which is the difference between the prices at which the dealer is willing to purchase and sell a specific security at the time. Generally, bonds are traded on the over-the-counter market on a "net" basis without a stated commission through dealers acting for their own accounts and not through brokers. Each fund may invest in securities traded in the over-the-counter markets and will engage primarily with the dealers who make markets in such securities, unless a better price or execution could be obtained by using a broker.

      During  the  fiscal  years   indicated,   the  funds  paid  the  brokerage
commissions set forth below:

                                                                   FOR THE YEARS ENDED DECEMBER 31,
                                                                   --------------------------------
                                                                1999               1998              1997
                                                                ----               ----              ----
       Money Market Portfolio......................          $     0            $     0          $      0
       High Grade Fixed Income Portfolio...........                0                  0                 0
       Strategic Fixed Income Portfolio............                0                 64             1,149
       Strategic Income Portfolio *................                0                  0               n/a
       Global Income Portfolio.....................                0                  0                 0
       High Income Portfolio                                       0                  0               n/a
       Balanced Portfolio..........................           33,068             47,323            51,556
       Growth and Income Portfolio.................           34,313             33,107            39,178
       Tactical Allocation Portfolio*..............           40,444              7,579               n/a
       Growth Portfolio............................           26,525             45,109            71,334
       Aggressive Growth Portfolio.................           33,597             46,977            47,838
       Small Cap Portfolio*........................            8,737              6,471               n/a
       Global Equity Portfolio.....................           11,456            137,373           113,093

      ------------------
      * These funds commenced operations on September 28, 1998.

      The funds have no obligation to deal with any broker or group of brokers in the execution of portfolio transactions. The funds contemplate that, consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through Mitchell Hutchins or its affiliates, including PaineWebber, or brokerage affiliates of a fund's sub-adviser. The board has adopted procedures in conformity with Rule 17e-1 under the Investment

Company Act to ensure that all brokerage commissions paid to PaineWebber or brokerage affiliates of a fund's sub-adviser are reasonable and fair. Specific provisions in the Advisory Contracts and the Sub-Advisory Contracts authorize Mitchell Hutchins and each sub-adviser, respectively, and any of their affiliates that is a member of a national securities exchange, to effect portfolio transactions for the applicable fund on such exchange and to retain compensation in connection with such transactions. Any such transactions will be effected and related compensation paid only in accordance with applicable SEC regulations.

      During the fiscal years indicated, the funds paid brokerage commissions to PaineWebber or, as applicable, brokerage affiliates of the sub-adviser as follows:

                                            FOR THE YEARS ENDED DECEMBER 31,
                                             1999          1998        1997
                                             ----          ----        ----
     Money Market  Portfolio.............  $     0      $      0     $     0
     High Grade Fixed Income Portfolio...        0             0           0
     Strategic Fixed Income Portfolio....        0             0           0
     Strategic Income Portfolio *........        0             0         n/a
     Global Income Portfolio.............        0             0           0
     High Income Portfolio*..............        0             0         n/a
     Balanced Portfolio...................... 1,674            54       1,992
     Growth and Income Portfolio.........     2,009           714         558
     Tactical Allocation Portfolio*......        12             0         n/a
     Growth Portfolio....................     1,996         4,212       4,020
     Aggressive Growth Portfolio.........     3,306             0       1,621
     Small Cap Portfolio*................         0             0         n/a
     Global Equity Portfolio.............       589            12           0

      ------------------
      * These funds commenced operations on September 28, 1998.

      These brokerage commissions paid for the year ended December 31, 1999 represented for each fund the percentages of total brokerage commissions paid and of the dollar amount representing the fund's transactions involving the payment of brokerage commissions set forth below.

                                                           PERCENTAGE OF DOLLAR
                                      PERCENTAGE OF       AMOUNT OF TRANSACTIONS
                                     TOTAL BROKERAGE       INVOLVING PAYMENT OF
                                     COMMISSIONS PAID      BROKERAGE COMMISSIONS
                                     ----------------      ---------------------

   Money Market Portfolio.............              0                    0
   High Grade Fixed Income Portfolio..              0                    0
   Strategic Fixed Income Portfolio...              0                    0
   Strategic Income Portfolio.........              0                    0
   Global Income Portfolio............              0                    0
   High Income Portfolio .............              0                    0
   Balanced Portfolio.................          5.06%                4.29%
   Growth and Income Portfolio........          5.85%                5.14%
   Tactical Allocation Portfolio .....          0.03%                0.02%
   Growth Portfolio...................          7.52%                7.11%
   Aggressive Growth Portfolio........          9.84%                8.48%
   Small Cap Portfolio................              0                    0
   Global Equity Portfolio............          5.14%                4.45%


      Transactions in futures contracts are executed through futures commission merchants ("FCMs"), who receive brokerage commissions for their services. The funds' procedures in selecting FCMs to execute their transactions in futures contracts, including procedures permitting the use of Mitchell Hutchins and its affiliates or brokerage affiliates of the sub-adviser, are similar to those in effect with respect to brokerage transactions in securities.

      In selecting brokers, Mitchell Hutchins or a sub-adviser will consider the full range and quality of a broker's services. Consistent with the interests of the funds and subject to the review of each board, Mitchell Hutchins or a sub-adviser may cause a fund to purchase and sell portfolio securities through brokers who provide Mitchell Hutchins or the sub-adviser with brokerage or research services. The funds may pay those brokers a higher commission than may be charged by other brokers, provided that Mitchell Hutchins or the sub-adviser determines in good faith that such commission is reasonable in terms either of that particular transaction or of the overall responsibility of Mitchell Hutchins or the sub-adviser, as applicable, to that fund and its other clients.

      Research services obtained from brokers may include written reports, pricing and appraisal services, analysis of issues raised in proxy statements, educational seminars, subscriptions, portfolio attribution and monitoring services, and computer hardware, software and access charges which are directly related to investment research. Research services may be received in the form of written reports, online services, telephone contacts and personal meetings with securities analysts, economists, corporate and industry spokespersons and government representatives.

      For the year ended December 31, 1999, the funds directed the portfolio transactions indicated below to brokers chosen because they provide research, analysis, advice and similar services, for which the funds paid the brokerage commissions indicated below:

                                              AMOUNT OF PORTFOLIO      BROKERAGE COMMISSIONS
                                                  TRANSACTIONS                  PAID

     Money Market Portfolio...................    $         0            $          0
     High Grade Fixed Income Portfolio........              0                       0
     Strategic Fixed Income Portfolio.........              0                       0
     Strategic Income Portfolio...............              0                       0
     Global Income Portfolio..................              0                       0
     High Income Portfolio....................              0                       0
     Balanced Portfolio.......................     87,238,383                 116,186
     Growth and Income Portfolio..............     58,094,080                 118,987
     Tactical Allocation Portfolio............              0                       0
     Growth Portfolio.........................     12,940,269                  11,507
     Aggressive Growth Portfolio..............     25,826,257                  40,735
     Small Cap Portfolio......................      3,519,318                   7,788
     Global Equity Portfolio..................        536,737                   1,661

      For purchases or sales with broker-dealer firms that act as principal, Mitchell Hutchins or the applicable sub-adviser seeks best execution. Although Mitchell Hutchins or a sub-adviser may receive certain research or execution services in connection with these transactions, Mitchell Hutchins and the sub-adviser will not purchase securities at a higher price or sell securities at a lower price than would otherwise be paid if no weight was attributed to the services provided by the executing dealer. Mitchell Hutchins or the sub-adviser may engage in agency transactions in over-the-counter equity and debt securities in return for research and execution services. These transactions are entered into only in compliance with procedures ensuring that the transaction (including commissions) is at least as favorable as it would have been if effected directly with a market-maker that did not provide research or execution services.

      Research services obtained from brokers may include written reports, pricing and appraisal services, analysis of issues raised in proxy statements, educational seminars, subscriptions, portfolio attribution and monitoring services, and computer hardware, software and access charges which are directly related to investment research. Research services may be received in the form of written reports, online services, telephone contacts and personal meetings with securities analysts, economists, corporate and industry spokespersons and government representatives.

      Investment decisions for a fund and for other investment accounts managed by Mitchell Hutchins or by the applicable sub-adviser are made independently of each other in light of differing considerations for the various accounts. However, the same investment decision may occasionally be made for a fund and one or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated between that fund and such other account(s) as to amount according to a formula deemed equitable to the fund and such account(s). While in some cases this practice could have a detrimental effect upon the price or value of the security as far as a fund is concerned, or upon its ability to complete its entire order, in other cases it is believed that coordination and the ability to participate in volume transactions will be beneficial to the fund.

      The funds will not purchase securities that are offered in underwritings in which PaineWebber, an applicable sub-adviser or any of their affiliates is a member of the underwriting or selling group, except pursuant to procedures adopted by the board pursuant to Rule 10f-3 under the Investment Company Act. Among other things, these procedures require that the spread or commission paid in connection with such a purchase be reasonable and fair, the purchase be at not more than the public offering price prior to the end of the first business day after the date of the public offering and that PaineWebber or any affiliate thereof or an affiliate of the sub-adviser not participate in or benefit from the sale to the funds.

      As of December 31, 1999, the funds owned securities issued by the following companies which are regular broker-dealers for the funds:

      Money Market Portfolio:  None.

      High Grade Fixed Income Portfolio: Bonds of Lehman Brothers Holdings Inc. ($92,032), Merrill Lynch & Company Inc. ($126,056) and Morgan Stanley Group Inc. ($136,892); collateralized mortgage obligations of Morgan Stanley Capital Inc. ($126,282).

      Strategic Fixed Income Portfolio: Collateralized mortgage obligations of Merrill Lynch Mortgage Investors Inc. ($429,344) and Prudential Home Mortgage Securities Corp. ($345,845); repurchase agreement with State Street Bank and Trust Co. ($185,000).

      Strategic Income Portfolio:  None.

      Global Income Portfolio: None.

      High Income Portfolio:  None.

      Balanced Portfolio: Common stock of AXA Financial Inc. (121,950), Chase Manhattan Corp. ($248,600), Mellon Financial Corp. ($34,062), Morgan Stanley Dean Witter & Co. ($328,325); bonds of Lehman Brothers Holdings Inc. ($140,469), Merrill Lynch & Company Inc. ($121,007), Morgan Stanley Dean Witter & Co. ($193,538); collateralized mortgage obligations of CS First Boston Mortgage Securities Corp. ($55,105) and Morgan Stanley Capital Inc. ($90,785).

      Growth and Income Portfolio: Common stock of Morgan Stanley Dean Witter & Co. ($485,350).

      Tactical Allocation Portfolio: Common stock of Bear Stearns Company, Inc. ($34,200), Lehman Brothers Holdings, Inc. ($59,281) and Morgan Stanley Dean Witter & Co. ($456,800).

      Growth Portfolio: Common stock of Charles Schwab Corp. ($115,125) and Citigroup Inc. ($105,569).

      Aggressive Growth Portfolio:  None.

      Small Cap Portfolio:  None

      Global Equity Portfolio: Common stock of AXA UAP ($83,650), Deutsche Bank AG ($109,805), UBS AG ($136,645), Chase Manhattan Corp. ($118,706), Mellon
      Financial Corp. ($52,048), AXA Financial Inc. ($39,431), Morgan Stanley Dean Witter & Co. ($80,368).

      PORTFOLIO TURNOVER. The funds' annual portfolio turnover rates may vary greatly from year to year, but they will not be a limiting factor when management deems portfolio changes appropriate. The portfolio turnover rate is calculated by dividing the lesser of a fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of securities in the portfolio during the year.

      The funds' respective portfolio turnover rates for the fiscal years shown were:

                                                PORTFOLIO TURNOVER RATES FOR THE
                                                     YEARS ENDED DECEMBER 31,

                                                          1999            1998
                                                          ----            ----
      Money Market Portfolio...................           n/a             n/a
      High Grade Fixed Income Portfolio........           166%            101%
      Strategic Fixed Income Portfolio.........           503%            245%
      Strategic Income Portfolio*..............           403%             81%
      Global Income Portfolio..................            43%            104%
      High Income Portfolio*...................            69%             21%
      Balanced Portfolio.......................           206%            177%
      Growth and Income Portfolio..............            65%             69%
      Tactical Allocation Portfolio*...........           110%              6%
      Growth Portfolio.........................            23%             50%
      Aggressive Growth Portfolio..............           135%             73%
      Small Cap Portfolio *....................            98%             17%
      Global Equity Portfolio..................            63%            154%

      ------------------
      * These funds commenced operations on September 28, 1998.

      Strategic Fixed Income Portfolio experienced a significant increase in portfolio turnover in 1999 because its sub-adviser took advantage of several mispricings in the mortgage-backed securities market.

                      ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

      The insurance company separate accounts purchase and redeem shares of the funds on each day on which the New York Stock Exchange is open for trading ("Business Day") based on, among other things, the amount of premium payments to be invested and surrendered and transfer requests to be effected on that day pursuant to the variable contracts. Currently the New York Stock Exchange is closed on the observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Purchases and redemptions of the shares of each fund are effected at their respective net asset values per share determined as of the close of regular trading (usually 4:00 p.m., Eastern time) on the New York Stock Exchange on that Business Day. Payment for redemptions are made by the funds within seven days thereafter. No fee is charged the separate accounts when they purchase or redeem fund shares.

      The funds may suspend redemption privileges or postpone the date of payment during any period (1) when the New York Stock Exchange is closed or trading on the New York Stock Exchange is restricted as determined by the SEC,
(2) when an emergency exists, as defined by the SEC, that makes it not reasonably practicable for a fund to dispose of securities owned by it or fairly to determine the value of its assets or (3) as the SEC may otherwise permit. The redemption price may be more or less than the shareholder's cost, depending on the market value of a fund's portfolio at the time.

                               VALUATION OF SHARES

      Each fund determines its net asset value per share separately for each class of shares, normally as of the close of regular trading (usually 4:00 p.m., Eastern time) on the New York Stock Exchange on each Monday through Friday when the New York Stock Exchange is open. Prices will be calculated earlier when the New York Stock Exchange closes early because trading has been halted for the day.

      Securities that are listed on U.S. and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on that day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are generally valued on the exchange considered by Mitchell Hutchins or the applicable sub-adviser as the primary market. Securities traded in the over-the-counter market and listed on The Nasdaq Stock Market ("Nasdaq") normally are valued at the last available sale price on Nasdaq prior to valuation; other over-the-counter securities are valued at the last bid price available prior to valuation, other than short-term investments that mature in 60 days or less.

      Where market quotations are readily available, bonds of the funds (other than Money Market Portfolio) are valued based upon market quotations, provided those quotations adequately reflect, in the judgment of Mitchell Hutchins or the applicable sub-adviser, the fair value of the securities. Where those market quotations are not readily available, bonds are valued based upon appraisals received from a pricing service using a computerized matrix system or based upon appraisals derived from information concerning the security or similar securities received from recognized dealers in those securities. The amortized cost method of valuation generally is used to value debt obligations with 60 days or less remaining until maturity, unless the board determines that this does not represent fair value. All other securities and other assets are valued at fair value as determined in good faith by or under the direction of the board.

      It should be recognized that judgment often plays a greater role in valuing thinly traded securities and lower rated bonds than is the case with respect to securities for which a broader range of dealer quotations and last-sale information is available.

      All investments quoted in foreign currency will be valued daily in U.S. dollars on the basis of the foreign currency exchange rate prevailing at the time such valuation is determined by a fund's custodian. Foreign currency exchange rates are generally determined prior to the close of regular trading on the New York Stock Exchange. Occasionally events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of trading on the New York Stock Exchange, which events would not be reflected in the computation of a fund's net asset value on that day. If events materially affecting the value of such investments or currency exchange rates occur during such time period, the investments will be valued at their fair value as determined in good faith by or under the direction of the board. The foreign currency exchange transactions of the funds conducted on a spot (that is, cash) basis are valued at the spot rate for purchasing or selling currency prevailing on the foreign exchange market. Under normal market conditions this rate differs from the prevailing exchange rate by less than one-tenth of one percent due to the costs of converting from one currency to another.

      MONEY MARKET PORTFOLIO. Money Market Portfolio values its portfolio securities in accordance with the amortized cost method of valuation under Rule 2a-7 under the Investment Company Act. To use amortized cost to value its portfolio securities, the fund must adhere to certain conditions under that Rule relating to its investments. Amortized cost is an approximation of market value, whereby the difference between acquisition cost and value at maturity is amortized on a straight-line basis over the remaining life of the instrument. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account and thus the amortized cost method of valuation may result in the value of a security being higher or lower than its actual market value. In the event that a large number of redemptions takes place at a time when interest rates have increased, the fund might have to sell portfolio securities prior to maturity and at a price that might not be as desirable as the value at maturity.

      The board has established procedures for the purpose of maintaining a constant net asset value of $1.00 per share for Money Market Portfolio, which include a review of the extent of any deviation of net asset value per share, based on available market quotations, from the $1.00 amortized cost per share. Should that deviation exceed 1/2 of 1%, the trustees will promptly consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redeeming shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends and utilizing a net asset value per share as determined by using available market quotations. Money Market Portfolio will maintain a dollar weighted average portfolio maturity of 90 days or less and will not purchase any instrument with a remaining maturity greater than 13 months (as calculated under Rule 2a-7) and except that securities subject to repurchase agreements may have maturities in excess of 13 months. Money Market Portfolio will limit portfolio investments, including repurchase agreements, to those U.S. dollar denominated instruments that are of high quality and that the trustees determine present minimal credit risks as advised by Mitchell Hutchins and will comply with certain reporting and recordkeeping procedures. There is no assurance that constant net asset value per share will be maintained. In the event amortized cost ceases to represent fair value, the board will take appropriate action.

      In determining the approximate market value of portfolio instruments, the Trust may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. All cash, receivables and current payables are carried at their face value. Other assets, if any, are valued at fair value as determined in good faith by or under the direction of the board.

                                      TAXES

      Fund shares are offered only to insurance company separate accounts that fund benefits under certain variable annuity contracts and/or variable life insurance contracts. See the applicable contract prospectus for a discussion of the special taxation of insurance companies with respect to those accounts and the contract holders.

      QUALIFICATION AS REGULATED INVESTMENT COMPANIES. Each fund is treated as a separate corporation for federal income tax purposes. To continue to qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code ("Code"), each fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gains and net gains from certain foreign currency transactions) ("Distribution
Requirement") and must meet several additional requirements. For each fund, these requirements include the following: (1) the fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) at the close of each quarter of the fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer. By qualifying as a RIC, a fund (but not its shareholders) will be relieved of federal income tax on the part of its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders.

      If a fund failed to qualify for  treatment as a RIC for any taxable  year,
(1) it would be taxed as an ordinary corporation on the full amount of its taxable income for that year (even if it distributed that income to its shareholders), (2) all distributions out of its earnings and profits, including distributions of net capital gain, would be taxable to its shareholders as dividends (that is, ordinary income) and (3) most importantly, each insurance company separate account invested in the fund would fail to satisfy the diversification requirements of section 817(h) of the Code described in the next paragraph, with the result that the variable annuity and/or life insurance contracts supported by that account would no longer be eligible for tax deferral. In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

      ADDITIONAL DIVERSIFICATION REQUIREMENTS. Each fund intends to continue to satisfy the diversification requirements indirectly imposed on it by section 817(h) of the Code and the regulations thereunder, which are in addition to the diversification requirements described above. These requirements place certain limitations on the assets of each insurance company separate account that may be invested in the securities of a single issuer. Because section 817(h) and the regulations thereunder treat the assets of each fund as assets of the related separate account, the funds must also meet these requirements. Specifically, the regulations under section 817(h) provide that, except as permitted by the "safe harbor" described below, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of a fund may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and each U.S. government agency and instrumentality is considered a separate issuer. Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the separate account's total assets are cash and cash items, government securities and securities of other RICs. Failure of a fund to satisfy the section 817(h) requirements would result in (1) taxation of the insurance company issuing the variable contracts, the benefits under which are funded by the separate account(s) investing in the fund, and (2) treatment of the contract owners other than as described in the applicable contract prospectus.

      OTHER INFORMATION. The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures and forward currency contracts derived by a fund with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the Income Requirement.

      Investment income earned and gains realized by a fund on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the return on those securities. Tax treaties between the United States and certain foreign countries, however, may reduce or eliminate these taxes, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

      A fund may invest in the stock of "passive foreign investment companies" ("PFICs") if that stock is a permissible investment. A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain from disposition of that stock (collectively
"PFIC income"), plus interest thereon, even if the fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.

      If a fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the fund will be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gain -- which it may have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax -- even if the QEF did not distribute those earnings and gain to the fund. In most instances it will be very difficult, if not impossible, to make this election because of certain of its requirements.

      Each fund may elect to "mark to market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of a PFIC's stock over a fund's adjusted basis therein as of the end of that year. Pursuant to the election, a fund also would be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included by the fund for prior taxable years under the election (and under regulations proposed in 1992 that provided a similar election with respect to the stock of certain PFICs). A fund's adjusted basis in each PFIC's stock with respect to which it has made this election will be adjusted to reflect the amounts of income included and deductions taken thereunder.

      Certain futures and foreign currency contracts and listed non-equity options (such as those on a securities index) in which a fund may invest may be subject to section 1256 of the Internal Revenue Code ("section 1256 contracts"). Any section 1256 contracts a fund holds at the end of each taxable year generally must be "marked-to-market" (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. These rules may operate to increase the amount that a fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income, and to increase the net capital gain a fund recognizes, without in either case increasing the cash available to the fund. A fund may elect not to have the foregoing rules apply to any "mixed straddle" (that is, a straddle, clearly identified by the fund in accordance with applicable regulations, at least one (but not all) the positions of which are section 1256 contracts), although doing so may have the effect of increasing the relative proportion of net short-term capital gain (taxable as ordinary income) and thus increasing the amount of dividends that must be distributed.

      Offsetting positions in any actively traded security, option, futures or forward currency contract entered into or held by a fund may constitute a "straddle" for federal income tax purposes. Straddles are subject to certain rules that may affect the amount, character and timing of a fund's gains and losses with respect to positions of the straddle by requiring, among other things, that (1) loss realized on disposition of one position of a straddle be deferred to the extent of any unrealized gain in an offsetting position until the latter position is disposed of, (2) the fund's holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in gain being treated as short-term rather than long-term capital gain) and (3) losses recognized with respect to certain straddle positions, that otherwise would constitute short-term capital losses, be treated as long-term capital losses. Applicable regulations also provide certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. Different elections are available to the funds, which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles.

      When a covered call option written (sold) by a fund expires, it will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When a fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less (or more) than the premium it received when it wrote the option. When a covered call option written by a fund is exercised, the fund will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price received on the exercise plus the premium it received when it wrote the option is more or less than the basis of the underlying security.

      If a fund has an "appreciated financial position" -- generally, an interest (including an interest through an option, futures or forward currency contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a "constructive sale" of the position, the fund will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures or forward currency contract entered into by a fund or a related person with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a
constructive  sale.  The  foregoing  will  not  apply,   however,  to  a  fund's
transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

      A fund may acquire (1) zero coupon or other securities issued with original issue discount ("OID") or (2) Treasury inflation-protected securities ("TIPS"), on which principal is adjusted based on changes in the Consumer Price


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

Index. A fund must include in its gross income the OID that accrues on those securities, and the amount of any principal increases on TIPS, during the taxable year, even if the fund receives no corresponding payment on them during the year. Similarly, a fund that invests in payment-in-kind ("PIK") securities must include in its gross income securities it receives as "interest" on those securities. Each fund has elected similar treatment with respect to securities purchased at a discount from their face value ("market discount"). Because a fund annually must distribute substantially all of its investment company taxable income, including any accrued OID, market discount and other non-cash income, to satisfy the Distribution Requirement, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions would have to be made from the fund's cash assets or from the proceeds of sales of portfolio securities, if necessary. A fund might realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

      The foregoing is only a general summary of some of the important federal income tax considerations generally affecting the funds and their shareholders. No attempt is made to present a complete explanation of the federal tax treatment of the funds' activities, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors are urged to consult their own tax advisers for more detailed information and for information regarding any state, local or foreign taxes applicable to the funds and to dividends and other distributions therefrom.

                                    DIVIDENDS

      MONEY MARKET PORTFOLIO. Shares of Money Market Portfolio begin earning dividends on the day of purchase; dividends are accrued to shareholder accounts daily and are automatically invested in additional fund shares monthly. The fund does not expect to realize net capital gain. If a shareholder redeems all of its Money Market Portfolio shares, all accrued dividends declared on the shares up to the date of redemption are credited to the shareholder's account.

      The board may revise the above dividend policy or postpone the payment of dividends if the fund has or anticipates any large unexpected expense, loss or fluctuation in net assets that, in the opinion of the board, might have a significant adverse effect on shareholders. To date, no situation has arisen to cause the board to take any such action.

                                OTHER INFORMATION

      MASSACHUSETTS BUSINESS TRUST. The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of a fund could, under certain circumstances, be held personally liable for the obligations of the fund or the Trust. However, the Trust's Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust or a fund and requires that notice of such disclaimer be given in each note, bond, contract, instrument, certificate or undertaking made or issued by the board members or by any officers or officer by or on behalf of the Trust or the fund, the board members or any of them in connection with the Trust. The Declaration of Trust provides for indemnification from the relevant fund's property for all losses and expenses of any shareholder held personally liable for the obligations of the fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the fund itself would be unable to meet its obligations, a possibility that Mitchell Hutchins believes is remote and not material. Upon payment of any liability incurred by a shareholder solely by reason of being or having been a shareholder, the shareholder paying such liability would be entitled to reimbursement from the general assets of the relevant fund. The board members intend to conduct each fund's operations in such a way as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the fund.

      VOTING RIGHTS. The insurance company separate accounts that fund benefits under variable annuity or variable life insurance contracts are the shareholders of the funds -- not the individual owners of those contracts. However, the separate accounts may pass through voting rights to contract owners.

      Shareholders of each fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Voting rights are not cumulative and, as a result, the holders of more than 50% of all the shares of the Trust may elect all of the board members of the Trust. The shares of a fund will be voted together, except that only the shareholders of a particular class


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

of a fund may vote on matters affecting only that class, such as the terms of the Class I Plan as it relates to the Class I shares. The shares of each series will be voted separately, except when an aggregate vote of all the series is required by law.

      The fund does not hold annual meetings. Shareholders of record of no less than two-thirds of the outstanding shares of the Trust may remove a board member through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. A meeting will be called to vote on the removal of a board member at the written request of holders of 10% of the outstanding shares of the Trust.

      POSSIBLE CONFLICTS. Shares of the funds may serve as the underlying investments for separate accounts of unaffiliated insurance companies ("shared funding") as well as for both annuity and life insurance contracts ("mixed funding"). Due to differences in tax treatment or other considerations, the interests of various contract owners might at some time be in conflict. The
Trust does not currently foresee any conflict. However, the Trust's board intends to monitor events to identify any material irreconcilable conflict that may arise and to determine what action, if any, should be taken in response to such conflict. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw its investments in one or more funds. This might force a fund to sell securities at disadvantageous prices.

      CLASSES OF SHARES. A share of each class of a fund represents an identical interest in that fund's investment portfolio and has the same rights, privileges and preferences. However, each class may differ with respect to distribution fees, if any, other expenses allocable exclusively to each class, voting rights on matters exclusively affecting that class, and its exchange privilege, if any. The different expenses applicable to the different classes of shares of the funds will affect the performance of those classes. Each share of a fund is entitled to participate equally in dividends, other distributions and the proceeds of any liquidation of that fund. However, due to the differing expenses of the classes, dividends and liquidation proceeds on Class H and I shares will differ.

      PRIOR NAMES. Prior to November 19, 1997, the Trust was known as "PaineWebber Series Trust." Prior to January 26, 1996, Balanced Portfolio was known as "Asset Allocation Portfolio." Prior to September 21, 1995, Strategic Fixed Income Portfolio was known as "Government Portfolio" and High Grade Fixed Income Portfolio was known as "Fixed Income Portfolio." Prior to August 14, 1995, Growth and Income Portfolio was known as "Dividend Growth Portfolio." Prior to July 28, 1999, Global Equity Portfolio was known as "Global Growth Portfolio."

      CUSTODIAN AND RECORDKEEPING AGENT; TRANSFER AND DIVIDEND AGENT. Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109 is custodian of the assets of Global Income Portfolio. State Street Bank and Trust Company, located at One Heritage Drive, North Quincy, Massachusetts 02171, serves as custodian and recordkeeping agent for the other funds. Both custodians employ foreign sub-custodians approved by the board in accordance with applicable requirements under the Investment Company Act to provide custody of the foreign assets of those funds that invest outside the United States. PFPC Inc., a subsidiary of PNC Bank, N.A., serves as each fund's transfer and dividend disbursing agent. It is located at 400 Bellevue Parkway, Wilmington, DE 19809.

      COUNSEL. The law firm of Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Washington, D.C. 20036-1800, serves as counsel to the Trust and the funds. Kirkpatrick & Lockhart LLP also acts as counsel to PaineWebber and Mitchell Hutchins in connection with other matters.

      AUDITORS. Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, serves as independent auditors for the Trust.

                              FINANCIAL STATEMENTS

      Each fund's Annual Report to Shareholders for its last fiscal year is a separate document supplied with this SAI, and the financial statements, accompanying notes and report of independent auditors appearing therein are incorporated herein by reference.



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

                                    APPENDIX

                               RATINGS INFORMATION

DESCRIPTION OF MOODY'S CORPORATE BOND RATINGS

     Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues; Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than in Aaa securities; A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future; Baa. Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well; Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class; B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small; Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest; Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings; C. Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

      Note: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates a ranking in the lower end of that generic rating category.

DESCRIPTION OF S&P CORPORATE DEBT RATINGS

      AAA. An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong; AA. An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong; A. An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong; BBB. An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation; BB, B, CCC, CC, C. Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions; BB. An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation; B. An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation; CCC. An obligation rated CCC is currently vulnerable to


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

nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation; CC. An obligation rated CC is currently highly vulnerable to nonpayment; C. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued; D. An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

      CI. The rating CI is reserved for income bonds on which no interest is being paid.

      Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

      r. This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities;
obligations exposed to severe prepayment risk--such as interest only or principal only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

DESCRIPTION OF MOODY'S COMMERCIAL PAPER RATINGS

      PRIME-1. Issuers assigned this highest rating have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by the following characteristics: Leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well established access to a range of financial markets and assured sources of alternate liquidity.

      PRIME-2. Issuers assigned this rating have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

      PRIME-3.  Issuers  assigned  this rating have an  acceptable  capacity for repayment of senior short-term obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

      NOT PRIME. Issuers assigned this rating do not fall within any of the Prime rating categories.

DESCRIPTION OF S&P COMMERCIAL PAPER RATINGS

      A-1. A short-term obligation rated A-1 is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong. A-2. A short-term obligation  rated A-2 is somewhat  more  susceptible  to the adverse  effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory. A-3. A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. B. A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial


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

commitments on the obligation. C. A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. D. A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.
































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YOU SHOULD RELY ONLY ON THE  INFORMATION
CONTAINED   OR   REFERRED   TO  IN   THE
PROSPECTUS   AND   THIS   STATEMENT   OF
ADDITIONAL  INFORMATION.  THE  FUNDS AND
THEIR  DISTRIBUTOR  HAVE NOT  AUTHORIZED
ANYONE TO PROVIDE  YOU WITH  INFORMATION
THAT IS DIFFERENT.  THE  PROSPECTUS  AND
THIS STATEMENT OF ADDITIONAL INFORMATION
ARE NOT AN OFFER TO SELL  SHARES  OF THE
FUNDS  IN  ANY  JURISDICTION  WHERE  THE
FUNDS  OR  THEIR   DISTRIBUTOR  MAY  NOT
LAWFULLY SELL THOSE SHARES.

             ------------
                                                               Mitchell Hutchins

                                                                    Series Trust

                                          --------------------------------------

                                             Statement of Additional Information

                                           May 1, 2000, as revised June 19, 2000
                                          --------------------------------------
























(C)2000 PaineWebber Incorporated. All
rights reserved.
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